UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
ATLAS FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2022 Annual General Meeting of Shareholders
and Proxy Statement

Atlas Financial Holdings Inc.
953 American Lane, 3rd Floor
Schaumburg, Illinois 60173
Notice of 2022 Annual General Meeting of Shareholders
Items of Business:
1.To elect the directors of the Corporation to serve until the next annual general meeting of shareholders (“Meeting”), as more fully described in the proxy statement dated April 29, 2022 (“Proxy Statement”), a copy of which accompanies this notice;
2.to consider and, if deemed appropriate, to pass an advisory, non-binding resolution with respect to the Corporation's executive compensation, as more fully described in the Proxy Statement;
3.to consider and to pass a resolution ratifying the appointment of Baker Tilly US, LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2022;

4.to consider and, if deemed appropriate, to pass, with or without variation, a resolution approving the Corporation’s 2022 Equity Incentive Plan, as more fully described in this Proxy Statement; and

5.to transact such other business as may be properly brought before the Meeting.
The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this notice of annual general meeting.
We have elected to use the notice and access rules adopted by the Securities and Exchange Commission (“SEC”) to provide our Shareholders access to our proxy materials and Annual Report to Shareholders by notifying them of the availability of our proxy materials and Annual Report to Shareholders via the Internet. The notice and access model gives the Corporation a fast, efficient and lower-cost way to furnish Shareholders with their proxy materials and reduces our impact on the environment. As a result, on or about April 29, 2022, we will begin mailing our Shareholders an “Important Notice Regarding the Availability of Proxy Materials” (“Notice”) with instructions on how to access the proxy materials and Annual Report to Shareholders via the Internet and how to vote online. On the date of mailing the Notice, all shareholders will be able to access the proxy materials on a website referred to, and at the URL address included in, the Notice and in the Proxy Statement. These proxy materials will be available free of charge.

Important Notice Regarding the Availability of Proxy Materials for the Meeting. This Proxy Statement, the Corporation’s 2021 Annual Report to Shareholders and directions to access the Meeting are available on the Corporation’s website at www.atlas-fin under the "Earnings Release Info" selection.

Meeting Admission:
Only holders of record of ordinary voting common shares as of the close of business on April 28, 2022, the record date, are entitled to receive notice of, attend and vote at the Meeting.

When:
June 13, 2022 at 10:00 a.m., Central Time.
Registration begins at 9:45 a.m.
Where:
www.virtualshareholdermeeting.com/ATLAS2022
Proxy Submission Deadline:
Proxies that are submitted by mail to be used at the Meeting must be deposited with Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NJ 11717, before 10:00 a.m., Central Time, on June 10, 2022, or if the Meeting is adjourned, no later than 9:00 a.m., Central Time on the second business day preceding the day to which the Meeting is adjourned. Alternatively, proxies can be submitted electronically pursuant to the instructions on the proxy form.

Date of Mailing:
At Schaumburg, Illinois on this 29th day of April, the contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of Directors.
By order of the Board of Directors,

Scott Wollney
Chairman of the Board
April 29, 2022

2022 Proxy Statement
Information About Atlas' Annual General Meeting
All references to “Atlas,” the “Corporation,” “we,” “us” or “our” refer to Atlas Financial Holdings, Inc. The mailing address of our principal offices is Atlas Financial Holdings, Inc., 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173. Unless otherwise stated, the information contained in this Proxy Statement is given as of April 29, 2022.
Place, Time and Date of Meeting
This proxy statement (this “Proxy Statement”) is being furnished to the holders of fully paid ordinary shares. par value $.003 each per share (“Voting Shares”) in the capital of Atlas ("Shareholders") in connection with the solicitation of proxies on behalf of our Board of Directors for use at the annual general meeting of Shareholders (the “Meeting”or the "Annual General Meeting") to be held on June 13, 2022 at 10:00 a.m., Central Time, and at any subsequent adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual General Meeting of Shareholders (the “Notice of Meeting”). The Meeting will be held virtually at www.virtualshareholdermeeting.com/ATLAS2022. Directions to access the Meeting are included within this Proxy Statement. This Proxy Statement and the form of proxy are first being mailed to Shareholders on or about April 29, 2022.
When are this Proxy Statement and the accompanying materials scheduled to be sent to shareholders?
We have elected to provide access to our proxy materials to our Shareholders via the Internet. Accordingly, on or about April 29, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials (“Notice”). Our proxy materials, including the Notice of Meeting, this Proxy Statement and the accompanying proxy card, for shares held in street name (held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report to Shareholders (“2021 Annual Report”) will be mailed or made available to Shareholders on the Internet on the same date.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) for most Shareholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our Meeting materials. Therefore, the Notice will be mailed to holders of record and beneficial owners of our Voting Shares starting on or about April 29, 2022. The Notice will provide instructions as to how Shareholders may access and review our proxy materials including the Notice of Meeting, this Proxy Statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice or, alternatively, how to request a copy of the proxy materials, including the proxy card, be sent to a requesting Shareholder by mail. The Notice will also provide voting instructions. In addition, Shareholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future Shareholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Meeting, this Proxy Statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this Proxy Statement.
Who is soliciting my vote?
Our Board of Directors (the "Board" or "Board of Directors") is soliciting your vote for the Annual General Meeting.
When is the record date for the Annual General Meeting?
The record date for determination of Shareholders entitled to vote at the Annual General Meeting is the close of business on April 28, 2022.
How many votes can be cast by all Shareholders?
There were 17,552,839 shares of our Voting Shares outstanding on April 28, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual General Meeting. Each shareholder of record is entitled to one vote for each Voting Share held by such Shareholder. We had no shares of restricted voting common shares and no preferred shares outstanding as of April 28, 2022.

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2022 Proxy Statement
How do I vote?
You may vote your shares over the Internet, by telephone or during the annual general meeting by going to www.virtualshareholdermeeting.com/ATLAS2022. If you requested and/or received a printed version of the proxy card, you may also vote by mail.
•By Internet. You may vote at www.proxyvote.com, 24 hours a day seven days per week. You will need the 16-digit control number included on your proxy card or voting instruction form. Votes submitted by internet must be received by 11:59 p.m. ET on June 12, 2022.
•By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card or voting instruction form. Votes submitted by telephone must be received by 11:59 p.m. ET on June 12, 2022.
•By Mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than June 12, 2022.
•During the Annual General Meeting. You may vote during the Annual General Meeting by going to www.virtualshareholdermeeting.com/ATLAS2022. You will need the 16-digit control number included on your proxy card or voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual General Meeting. Online check-in will begin at 9:45 a.m. Central Time on June 13, 2022. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual Annual General Meeting. If you encounter any difficulties accessing the virtual Annual General Meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at www.virtualshareholdermeeting.com/ATLAS2022.
Voting deadlines and availability of telephone and Internet voting for beneficial owners whose shares are held in “street name” by a bank, broker or nominee depend on the voting processes of the entity that holds their shares. If your shares are held in “street name,” we urge you to carefully review and follow the voting instruction form and any other materials that you might receive from the entity that is the record holder of your shares.
If you complete and submit your proxy before the Annual General Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual General Meeting. You may also authorize another person or persons to act for you as proxy in writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual General Meeting, including, among other things, consideration of a motion to adjourn the Annual General Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual General Meeting.
How do I revoke my proxy?
If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Annual General Meeting. To do so, you must do one of the following:
•Vote by Internet or over the telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the telephone after 11:59 p.m. ET on June 12, 2022.
•Sign a new proxy and submit it as instructed above. Only your latest dated proxy, to be received no later than June 12, 2022 , will be counted.
•Participate in the Annual General Meeting virtually via the Internet and vote again. Participating in the Annual General Meeting will not revoke your Internet vote, telephone vote or proxy, unless you vote again.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
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2022 Proxy Statement
How is the vote counted?
All Shareholders are cordially invited to attend the Meeting. If you do not expect to be present at the Meeting, you are requested to complete, date, sign, and submit the proxy to make sure that your Voting Shares are represented at the Meeting. Shareholders of record also have the option of voting by mail, telephone, or Internet. Instructions for using these services are included on the proxy card. In the event you decide to attend the Meeting virtually, you may, if you desire, revoke your proxy and vote your Voting Shares during the meeting in accordance with the procedures described above.
Each Shareholder is entitled to one vote for each Voting Share held on the Record Date on all matters submitted for consideration at the Meeting. A quorum, representing the two or more Shareholders in excess of 5% of the outstanding Voting Shares, must be present in person or by proxy at the Meeting for the transaction of business. Voting Shares that reflect abstentions are treated as Voting Shares that are present and entitled to vote for the purposes of establishing a quorum but do not constitute a vote “for” or “against” any matter.
“Broker nonvotes” are Voting Shares held in “street name” through a broker or other nominee over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions. Thus, if you do not give your broker or nominee specific instructions, your Voting Shares may not be voted on certain matters. Voting Shares that reflect “broker nonvotes” are treated as Voting Shares that are present and entitled to vote for the purposes of establishing a quorum. However, for the purposes of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those Voting Shares will be treated as not present and not entitled to vote with respect to that matter, even though those Voting Shares are considered present and entitled to vote for the purposes of establishing a quorum and may be entitled to vote on other matters.
If you are a beneficial shareholder and your broker or nominee holds your Voting Shares in its name, some brokers or nominees are permitted to vote your Voting Shares on matters such as the ratification of the appointment of independent registered public accountants, even if the broker or nominee does not receive voting instructions from you.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
Meaning of Shareholder of Record
You will only be a Shareholder of record if your name is recorded on the Corporation’s register of members as of April 28, 2022. If your name is not recorded on the Corporation’s register of members, any Voting Shares you hold in the Corporation are held beneficially. Shareholders who have purchased their Voting Shares on an exchange may hold those shares through a depository, in which case they will be beneficial shareholders and will not be Shareholders of record. If you hold your Voting Shares in “street name,” you will not be a Shareholder of record.
Even if the Voting Shares you own are held in “street name” by a bank or brokerage firm, you are considered the beneficial owner of the Voting Shares, and your bank or brokerage firm, as the record holder of your Voting Shares, is required to vote your Voting Shares according to your instructions. To vote your Voting Shares, you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms offer the option of voting over the Internet or by telephone. Please contact your bank or brokerage firm for further information.
All references to Shareholders in this Proxy Statement and the proxy card and Notice of Meeting are to registered Shareholders unless specifically stated otherwise.
General
Unless otherwise noted, all of the dollar amounts in this Proxy Statement are expressed in U.S. dollars.
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2022 Proxy Statement
Proxy Summary
To the knowledge of the Board, the only matters to be brought before the Meeting are set forth in the accompanying Notice of Meeting. These matters are described in turn under the headings below. This information does not contain all of the information that you should consider in deciding how to vote. You should read the entire Proxy Statement carefully before voting.

Proposal 1	Election of Directors
☑ The Board recommends a vote FOR each director nominee.
Each director nominee has broad leadership experience and an established record of accomplishment with relevant skills and expertise for overseeing our business.
At the Meeting, the Shareholders will be asked to elect the directors of the Corporation to hold office until the next annual general meeting of Shareholders or until the successors of such directors are duly elected or appointed. The number of directors to be elected is within the range set forth in the Corporation's Articles of Association.
The following Directors have been nominated to serve as directors:
•Scott Wollney
•Paul Romano
•Joseph Shugrue

You can find additional information about these nominees in the section entitled “Director Nominees” under the heading Corporate Governance of this Proxy Statement.

Proposal 2	Advisory Vote to Approve the Compensation of the Named Executive Officers
	☑	The Board recommends a vote FOR this item.
You can find information about the compensation of our Named Executive Officers and the approach used to determine their compensation under the heading Executive Compensation of this Proxy Statement.

Proposal 3	Ratification of Baker Tilly US, LLP as Independent Registered Public Accountant for 2022
	☑	The Board recommends a vote FOR this item.
The Board is asking Shareholders to ratify the selection of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accountant for 2022. You can find information about Atlas' relationship with Baker Tilly in the section entitled “Ratification of Appointment of Independent Registered Public Accountant” of this Proxy Statement.

Proposal 4	Approval of the 2022 Equity Incentive Plan
	☑	The Board recommends a vote FOR this item.
At the Meeting, the Shareholders will be asked to consider and, if deemed appropriate, to pass, with or without variation, a resolution approving the Corporation’s 2022 Equity Incentive Plan, as more fully described in this Proxy Statement.
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2022 Proxy Statement
Corporate Governance
Director Nominees
The following sets forth the name, age, length of service on our Board, business experience during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed, and qualifications of each of the persons nominated for election as a director of the Corporation. All of the nominees proposed for election are currently directors of the Corporation.

SCOTT WOLLNEY
Chairman, President, and Chief Executive Officer

Age:	53

Director since: December 31, 2010

Committees: None

Principal Occupation: Chairman, President and Chief Executive Officer of Atlas Financial Holdings, Inc.
Business Experience:
•Chairman of the Atlas Financial Holdings, Inc. Board of Directors since August 2020.
•President, Chief Executive Officer and Director since December 31, 2010.
•President and Chief Executive Officer of Kingsway America Inc. (“KAI”), a property and casualty holding company, from July 2009 until December 31, 2010.
•President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company, from May 2008 to March 2009.
•President of Avalon Risk Management, Inc., an insurance broker, from January 1998 to May 2008.
Qualifications:
•MBA graduate of Northwestern University's Kellogg School of Management with a concentration in finance and management strategy.
•Bachelor of Arts degree from the University of Illinois.
•Experience building successful businesses as well as re-organizing challenged companies around a focused strategy to address legacy issues and set them on a path for future success.
•Direct experience and expertise with respect to the numerous disciplines that are critical to the insurance business.
Other Board Service:
•Director of FG Financial Group, Inc. (formerly 1347 Property Insurance Holdings, Inc.), a reinsurance and investment management holding company.

Atlas Financial Holdings, Inc. 5

2022 Proxy Statement

PAUL ROMANO
Vice President, Chief Financial Officer and Principal Accounting Officer

Age:	60

Director since: April 26, 2022
Committees: None
Principal Occupation: Vice President, Chief Financial Officer and Principal Accounting Officer of Atlas Financial Holdings, Inc.
Business Experience:
•Vice President, Chief Financial Officer and Principal Accounting Officer since December 31, 2010.
•Vice President and Treasurer of KAI from March 2010 to December 2010.
•Vice President, Data Management of Lincoln General Insurance Company, a property and casualty insurance company, from October 2008 to March 2009.
•Various Vice President and Director positions with American Country Insurance Company, a property and casualty insurance company, which became a subsidiary of the Corporation on December 31, 2010, and its affiliates from 2002 to 2008.
Qualifications:
•Certified Public Accountant designation in the State of Illinois.
•Master of Business Administration degree from the Northwestern University's Kellogg School of Management (1996).
•Bachelor of Science, Accounting, from the University of Illinois (1984).
•Experience building successful businesses as well as re-organizing challenged companies around a focused strategy to address legacy issues and set them on a path for future success.
•Direct experience and expertise with respect to the numerous disciplines that are critical to the insurance business.
Other Board Service:
•None

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2022 Proxy Statement

JOSEPH SHUGRUE
Chief Operating Officer

Age:	58

Director since: April 26, 2022
Committees: None
Principal Occupation: Vice President and Chief Operating Officer of Atlas Financial Holdings, Inc.
Business Experience:
•Vice President and Chief Operating Officer since December 17, 2019.
•Vice President, Claims, from December 31, 2010 to December 17, 2019.
•Various senior management positions at KAI and American Service Insurance Company, which became a subsidiary of the Corporation on December 31, 2010, from March 1, 2004 to December 31, 2010.
•Various positions with other specialized insurance businesses beginning in October 1986.
Qualifications:
•Bachelor of Arts degree from the University of Illinois.
•Experience building successful businesses as well as re-organizing challenged companies around a focused strategy to address legacy issues and set them on a path for future success.
•Direct experience and expertise with respect to the numerous disciplines that are critical to the insurance business.
Other Board Service:
•None

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2022 Proxy Statement
Board Leadership Structure and Risk Oversight
Currently, Scott Wollney serves as the Chairman of the Board and serves as our President and Chief Executive Officer. Jordan Kupinsky serves as Lead Independent Director and Chairman of the Corporation's Audit Committee and will continue to serve in such roles until his term expires at the Annual General Meeting. Separating the positions of Chairman of the Board and Lead Independent Director allows the Corporation’s Chairman of the Board and Chief Executive Officer to focus on day-to-day leadership, the Corporation’s performance and overall Board governance, while allowing the Lead Independent Director to lead the Board in its fundamental independent role of providing advice and oversight to management. The Board does not have a policy as to whether the Chairman of the Board should be a non-management director or a member of management. The Board recognizes that no single leadership structure is right for all companies and, depending on the circumstances, other leadership structures might be appropriate. The Board believes, however, that the current leadership structure is effective and appropriate, allows for a separation of oversight between management and non-management, provides an experienced Chairman and Chief Executive Officer who can discuss issues facing us with the Lead Independent Director, and gives a significant voice to non-management directors. Following the Annual General Meeting, the Board expects that the leadership structure will be comprised entirely of non-independent directors. Accordingly, the Board intends to seek new independent directors to join the Board in due course, following the Annual General Meeting.
Board Meetings
During the fiscal year ended December 31, 2021, there were 14 meetings of the Board, and each director attended all meetings of the Board, with the exception of two meetings, and each director attended all meetings of the committees of which he was a member during the period for which he was a member of the Board and the applicable committee(s) and each director who was a member of the Board at the time of the 2021 Annual General Meeting of Shareholders attended the 2021 Annual General Meeting of Shareholders. The Corporation expects Board members to attend all meetings of the Board, of the Board committees of which they are a member, and the annual general meeting of Shareholders.
Determination of Independence of Directors and Nominees for Election
Directors are considered independent if they are not an executive officer or employee of the Corporation and have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
There are five directors on the Board, of which two are independent directors for purposes of Rule 5605(a)(2) of the Nasdaq Capital Market (“Nasdaq”). Scott Wollney, Paul Romano and Joseph Shugrue are not independent, as they are members of our management.
On July 26, 2021, Walter Walker resigned from the Board. Mr. Walker's decision to resign was not the result of any disagreement with the Corporation. Mr. Walker was an independent director.
On September 1, 2021, Kurt Lageschulte joined the Board. On April 22, 2022, Mr. Lageschulte resigned from the Board. Mr. Lageschulte's decision to resign was not the result of any disagreement with the Corporation. Mr. Lageschulte was an independent director.
On April 26, 2022, Jordan Kupinsky and Ronald Konezny each informed the Corporation that they will not be standing for re-election as a director of the Corporation when their respective terms expire at the Annual General Meeting. Neither Mr. Kupinsky’s nor Mr. Konezny’s decision to not stand for re-election was the result of any disagreement with the Corporation. Mr. Kupinsky and Mr. Konezny were independent directors.
On April 26, 2022, Paul Romano and Joseph Shugrue joined the Board.
As discussed above, the Corporation believes it is important to have independent directors on its Board, and, following the Annual General Meeting, the Board intends to seek new independent directors to join the Board in due course. From the Annual General Meeting, until such time as new independent directors are appointed to the Board, the activities of the standing committees of the Board are expected to be undertaken by the Board as a whole.
Committees of the Board
The Board has three standing committees to assist it in carrying out its duties. The standing committees are: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nominating and Corporate Governance Committee. The Board previously had an Investment Committee which was dissolved on September 9, 2021 after the Board determined it was no longer needed based on the Corporation's current scope of activities.
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Each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee has a written charter. The Corporation’s Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are available, free of charge, on the Corporation’s website at www.atlas-fin.com under the “Corporate Governance” link. The Corporation will also provide copies of these documents, free of charge, to any Shareholder upon written request to the Corporation’s Chief Executive Officer, Scott Wollney, 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Director	Director since	Principal Occupation	Current Committees
Scott Wollney	2010	Chairman, President and Chief Executive Officer of Atlas Financial Holdings, Inc.	None
Paul Romano	2022	Vice President, Chief Financial Officer and Principal Accounting Officer of Atlas Financial Holdings, Inc.	None
Joseph Shugrue	2022	Vice President and Chief Operating Officer of Atlas Financial Holdings, Inc.	None
Ronald Konezny**	2018	Chief Executive Officer and Director of Digi International	AC, CC*, NCGC
Jordan Kupinsky**	2009	President of Justley Capital Corporation	AC*, CC, NCGC
AC = Audit Committee CC = Compensation Committee NCGC = Nominating and Corporate Governance Committee
* Denotes committee chair.
** Has informed the Corporation that he will not be standing for re-election at the Annual General Meeting.
(i) Audit Committee
The Audit Committee is elected annually at the first meeting of the Board held after our annual general meeting of Shareholders. The Audit Committee meets quarterly with our external auditors. During the fiscal year ended December 31, 2021, the Audit Committee met 5 times.
During 2021, the Audit Committee was comprised of Jordan Kupinsky (Chairman), Walter Walker, Ronald Konezny and Kurt Lageschulte. Mr. Walker served on the committee through July 26, 2021, and Mr. Lageschulte was appointed to the committee on September 9, 2021 and served through April 22, 2022. Each member of the Audit Committee is independent under Nasdaq Rule 5605(a)(2) and Rule 10A-3 of the Exchange Act and meets the financial literacy requirements of the Nasdaq rules.
The Board has determined that Mr. Kupinsky and Mr. Konezny, because of their accounting and financial management expertise discussed above are all considered “audit committee financial experts” as that term is defined under the Exchange Act and, accordingly, that at least one audit committee financial expert is serving on the Corporation’s Audit Committee.
Following the Annual General Meeting, the activities of the Audit Committee are expected to be undertaken by the full Board.
(ii) Compensation Committee
During 2021, the Compensation Committee was comprised of Ronald Konezny (Chairman), Jordan Kupinsky, Walter Walker and Kurt Lageschulte. Mr. Walker served on the committee through July 26, 2021. Mr. Lageschulte was appointed to the committee on September 9, 2021 and served through April 22, 2022. Each member of the Compensation Committee is independent under Nasdaq Rule 5605(d)(2)(A), which requires a compensation committee be comprised of at least two members, each of whom must be an independent director. The Compensation Committee met two times during the fiscal year ended December 31, 2021.
The Compensation Committee oversees our remuneration policies and practices. The principal responsibilities of the Compensation Committee include: (i) periodically reviewing and advising the Board concerning the Corporation’s overall compensation philosophy, policies and plans; (ii) reviewing and making recommendations to the Board regarding all compensation of the Corporation’s chief executive officer and all other executive officers and director compensation; and (iii) administering the Corporation’s incentive compensation plans and approving grants of options and other equity awards to all executive officers and directors under such plans.
The Compensation Committee reviewed executive compensation with management in the course of the 2021 budgeting process. As set forth in the Compensation Committee's charter, the Compensation Committee may delegate the day-to-day administration of the Corporation's equity compensation plans to one or more officers and employees of the Corporation or an affiliate thereof. Authority was extended to management within the approved budget for compensation. Mr. Wollney, in consultation with the Compensation Committee, set the executive compensation for the named executive officers other than Mr. Wollney.
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2022 Proxy Statement
The Compensation Committee and the Board evaluate total compensation amounts and structure for the director positions on an annual basis, including the following publicly available components of pay: director fees, chairman stipends, committee member fees, equity compensation and short-term and long-term incentives. Other factors including the Corporation's strategic objectives, business environment, operating results as well as the need to attract and retain directors and officers are taken into consideration. As part of this analysis in prior years, the Compensation Committee has engaged outside experts from time to time. In the future, the Compensation Committee may engage advisors to help evaluate available industry data and assess the appropriateness of director and executive officer compensation based on the Corporation’s situation. The Compensation Committee and Board will continue to evaluate compensation plans based on facts and circumstances, as appropriate, in the future.
Following the Annual General Meeting, the activities of the Compensation Committee are expected to be undertaken by the full Board.
(iii) Nominating and Corporate Governance Committee
During 2021, the Nominating and Corporate Governance Committee was comprised of Walter Walker, Kurt Lageschulte, Ronald Konezny and Jordan Kupinsky. Mr. Walker served as Chairman of the committee through July 26, 2021. Mr. Lageschulte was appointed to the committee and as Chairman of the committee on September 1, 2021 and served on the committee through April 22, 2022.
Consistent with Nasdaq Rule 5605(e), the Nominating and Corporate Governance Committee is comprised of independent directors. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2021.
The Nominating and Corporate Governance Committee oversees our approach to corporate governance matters. The principal responsibilities of the Nominating and Corporate Governance Committee include: (i) monitoring and overseeing the quality and effectiveness of our corporate governance practices and policies; (ii) considering nominees for our independent directors; (iii) planning for the succession of our directors and executive officers, including appointing, training and monitoring senior management to ensure that the Board and management have appropriate skills and experience; and (iv) administering the Board’s relationship with our management.
The Corporation receives suggestions for potential director nominees from many sources, including members of the Board, advisors and Shareholders. Any such nominations, together with appropriate biographical information, should be submitted to us in accordance with our policies governing submissions of nominees discussed below. Any candidates submitted by a Shareholder or Shareholder group are reviewed and considered in the same manner as all other candidates. Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Corporation matters. The Nominating and Corporate Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to us and our Shareholders, though we do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The independent directors, in addition to any other Board members as may be desirable, evaluate potential nominees, whether proposed by Shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant. Potential director nominees are identified through a process by which existing directors consider experience and skills that a new director should possess as identified by the Nominating and Corporate Governance Committee in conjunction with the full Board. Each potential nominee is first interviewed by the Chairman of the Nominating and Corporate Governance Committee, and candidates deemed qualified are then interviewed by each of the directors of the Corporation. Discussion regarding qualified potential nominees is undertaken following these interviews to finalize the nomination process.
Candidates whose evaluations are favorable are then recommended by the Nominating and Corporate Governance Committee for selection by the full Board. The Board then selects and recommends candidates for nomination as directors for Shareholders to consider and vote upon at the annual general meeting.
Following the Annual General Meeting, the activities of the Nominating and Corporate Governance Committee are expected to be undertaken by the full Board.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics is designed to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure of financial information in our public filings and communications, and compliance with applicable laws, rules and regulations. The Code of Business Conduct and Ethics is posted on our website at www.atlas-fin.com under “Corporate
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Governance.” A written copy is available to Shareholders, free of charge, upon written request to us, to the attention of Scott Wollney.
The Corporation’s policy on Disclosures, Securities and Confidentiality, coupled with the Corporation’s Code of Business Conduct and Ethics (together “Corporate Policies”), set forth guidelines and restrictions applicable to directors, officers and other employees of the Corporation regarding transactions involving Corporation equity securities. The Corporation imposes a trading moratorium on all directors, officers and any other insiders in advance of earnings releases and otherwise restricts trading whenever they have knowledge of material non-public information such as material transactions or materially impactful cyber breaches. These Corporate Policies further prohibit employees from using, for their own personal gain or for the benefit of others, any confidential or “inside” information obtained as a result of their employment with the Corporation. In addition, subject parties are directed to avoid conflicts of interest which include, but are not limited to, engaging in short-term speculation in Corporation securities or engaging in any transaction in which he or she profits if the value of Corporation securities falls. Among other things, the intent of these Corporate Policies is also to strongly discourage directors and officers from selling any Corporation equity securities if the security is not owned by the individual at the time of sale (commonly called a "short sale") or to purchase financial instruments that are designed to hedge or offset any decrease in the market value of their Corporation equity securities.
Director Compensation
During the fiscal year ended December 31, 2021, the Corporation paid cash compensation for services rendered to the non-employee directors of our Board, and we reimbursed the out-of-pocket expenses of our directors incurred in connection with attendance at or participation in meetings of the Board. With respect to non-employee directors, a combination of equity and cash is provided to reflect a focus on both (i) long-term performance and shareholder value and (ii) compensation for the Board’s continuing oversight and corporate governance role.
Each non-employee, independent director receives a quarterly cash retainer of $13,750. Three quarterly retainer payments were made to the Directors during the first three calendar quarters of 2021. However, Mr. Lageschulte did not receive any retainer payments because he joined the Board late in the third quarter of 2021, after the three quarterly payments had been paid. Stipend payments for the Chairman of the Board, the chair of a committee and a member of a committee of $15,000, $7,000 and $3,500 per committee, respectively, were not paid during 2021. Stipend payments have historically been made following the Corporation’s annual general meeting.
The following table shows the compensation earned by directors for the most recently completed fiscal year. Named Executive Officers who also act as our directors do not receive any additional compensation for services rendered in such capacity, other than as paid by us to such officers in their capacity as officers and other than the stock awards granted to Mr. Wollney as part of the Director Stock Matching Program. See “Summary Compensation Table” under the heading Executive Compensation for information regarding the compensation paid to our Named Executive Officers.
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Name	Retainer Payments Paid in Cash	Stock Awards [7]	Option Awards[7]	Total Compensation
Jordan Kupinsky [1]	$41,250	$152	$—	$41,402
Walter Walker [2]	$41,250	$152	$—	$41,402
Ronald Konezny [1]	$41,250	$91	$—	$41,341
Kurt Lageschulte [3]	$—	$—	$—	$—
Scott Wollney [4]	$—	$—	$—	$—
Paul Romano [5]	$—	$—	$—	$—
Joseph Shugrue [6]	$—	$—	$—	$—
1.As of December 31, 2021, each of Mr. Kupinsky and Mr. Konezny had no stock awards outstanding, and each have 85,000 option awards outstanding.
2.As of July 26, 2021, Mr. Walker resigned from the Board and had no stock awards and had 85,000 option awards as of that date, which have since expired.
3.As of December 31, 2021, Mr. Lageschulte had no stock or option awards outstanding. Effective April 22, 2022, Mr. Lageschulte resigned from the Board.
4.As of December 31, 2021, Mr. Wollney had an aggregate of 249,500 option awards outstanding as of December 31, 2021 received solely for his services as an executive officer and not for his services as a director, as disclosed in the section “Outstanding Equity Awards at 2021 Fiscal Year End”.
5.Mr. Romano joined the Board effective April 26, 2022. As of December 31, 2021, Mr. Romano had an aggregate of 155,500 option awards outstanding as of December 31, 2021 received solely for his services as an executive officer and not for his services as a director, as disclosed in the section “Outstanding Equity Awards at 2021 Fiscal Year End”.
6.Mr. Shugrue joined the Board effective April 26, 2022. As of December 31, 2021, Mr. Shugrue had an aggregate of 135,500 option awards outstanding as of December 31, 2021 received solely for his services as an executive officer and not for his services as a director, as disclosed in the section “Outstanding Equity Awards at 2021 Fiscal Year End”.
7.See ‘Part II, Item 8, Note 9, Share-Based Compensation’ in the Notes to Consolidated Financial Statements of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for further discussion regarding the valuation of stock awards.
Shareholder Nominations for Directors
A Shareholder wishing to nominate a candidate for election to the Board at any annual general meeting of Shareholders at which the Board has determined that one or more directors will be elected shall submit a written notice of his, her or its nomination of a candidate to Atlas’ executive offices, 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney. The submission must be received at the Corporation’s principal executive offices within the time frame set forth in the “Shareholder Proposals” section of this Proxy Statement.
In order to be valid, a Shareholder’s notice must set forth (i) the name and address of the Shareholder, as they appear on the Corporation’s books, as well as the Shareholder’s business address and telephone number and residence address and telephone number; (ii) the class and number of shares of the Corporation which are beneficially owned by the nominating Shareholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) any relationship of the nominating Shareholder to the proposed nominee; (v) the principal occupation or employment of the nominee; (vi) the class and number of shares of the Corporation’s stock beneficially owned by the nominee, if any; (vii) a description of all arrangements or understandings between the Shareholder and each nominee and any other persons pursuant to which the Shareholder is making the nomination; and (viii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the Exchange Act, as amended, relating to any person that the Shareholder proposes to nominate for election as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
Communications with Board of Directors
Shareholders who wish to send communications on any topic to any member of the Board should address such communications to Atlas at 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney. All communications will be forwarded to the Board, individual director or group of non-employee directors, as applicable, although Mr. Wollney will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
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Executive Officers
Biographical information for Bruce Giles, Vice President, Underwriting, is set forth below. Biographical information for Scott Wollney, President & Chief Executive Officer, Paul Romano, Vice President, Chief Financial Officer and Principal Accounting Officer and Joseph Shugrue, Vice President and Chief Operating Officer is contained in the section captioned “Director Nominees” under the heading Corporate Governance of this Proxy Statement. Scott Wollney, Paul Romano, Joseph Shugrue and Bruce Giles are all of the Corporation's executive officers. None of the Corporation's officers serve as a director for any other reporting issuers.

BRUCE GILES
Vice President, Underwriting

Age:	63

Date First Appointed as an Officer: December 31, 2010
Business Experience:
•Vice President, Underwriting since December 31, 2010.
•Assistant Vice President of Commercial Underwriting for KAI, with whom he held various positions from December 2003 to June 2010.
•Various positions with Allstate Insurance Group, CIGNA and other insurance companies from 1981 to 2003.

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Executive Compensation
Compensation for executive officers is reviewed annually by the Compensation Committee. Current compensation was set based on the following criteria: (i) our size and scale; (ii) nature of our strategic objectives; and (iii) each executive’s role and responsibility. Industry data (such as surveys compiled by Towers Watson and the Property and Casualty Insurers Association for the property and casualty insurance industry), past paid consultant reports, as well as the potential for incentive compensation are taken into consideration in the regular evaluation of base salary.
Employment agreements were executed with our executives in 2011 with an initial effective term of January 1, 2011 through December 31, 2012 and subsequent annual terms commencing January 1, 2013. These agreements provide for compensation based on a combination of base salary and incentive compensation. Incentive compensation in subsequent years will be based on a combination of financial results and the achievement of strategic objectives, as determined by the Compensation Committee of the Board. Incentive compensation earned during 2021 and 2020 is shown in the “Summary Compensation Table” section as Bonus and Stock Awards. Final determination of incentive compensation is subject to approval by the Board.
Employment Agreements with Named Executive Officers
Employment agreements were executed in 2011 with our Named Executive Officers with an initial effective term of January 1, 2011 through December 31, 2012 and subsequent annual terms commencing January 1, 2013(1)(2). The key terms of such employment agreements include:
(a)    employment being “at-will” and, subject to the severance and post-termination obligations described below, the employment agreement being terminable by either party at any time;
(b)    an annual base salary as set out in the table under the “Summary Compensation Table” section;
(c)    the executive being entitled to participate in such employee benefit plans as we shall approve, including retirement plans, paid vacation and sick days/paid time off, disability plans, our Stock Option Plan (as defined herein), our 2013 Equity Incentive Plan (as defined herein), or such other plans as may be offered from time to time; and
(d)    severance payments and post-termination obligations as further described below under “Termination and Change of Control Benefits” section.
(1) As previously disclosed, on October 7, 2019, the Corporation and its wholly-owned subsidiary Anchor Group Management, Inc. entered into agreements regarding a newly adopted near term incentive program with certain senior executives of the Corporation, including each of Scott Wollney, Paul Romano and Joseph Shugrue, the Corporation’s Chairman, President and Chief Executive Officer, Chief Financial Officer, Vice President and Principal Accounting Officer and Vice President and Chief Operating Officer, respectively (each such individual, an “Executive,” and each such agreement, an “Agreement”).  Pursuant to the terms of the Agreements, each Executive is entitled to receive, under certain conditions, (i) a cash retention bonus equal to thirty percent (30%) of such Executive’s current base salary (a “Retention Amount”), and (ii) an Incentive Amount of up to seventy percent (70%) of such Executive’s current base salary plus a set number of Corporation common shares (an “Incentive Amount”).
    The Retention Amount was paid in the first payroll period following December 31, 2020, provided the Executive remained employed by the Corporation or its subsidiaries through such date. In addition, to the extent that an Executive was terminated for any reason other than “for cause” on or before June 30, 2021 and was entitled to any severance amount under any then-existing Corporation policy, any Retention Amount previously paid would be deducted from any severance payment due.
    The Incentive Amount was paid incrementally (in proportionate amounts of cash and shares) only upon the completion of certain milestones within the eighteen (18) month period from the date of the Agreements; provided, however, that not more than one-sixth (1/6th) of the Incentive Amount would be paid in any quarter, with the first available evaluation period being in the fourth quarter of 2019. The milestones are the same for each Agreement and relate to the (i) transition of gross written paratransit premium pursuant to a previously announced agreement with American Financial Group ("AFG") and their subsidiary National Interstate Insurance Company (“NATL”), (ii) placement of gross written non-paratransit premium with alternative markets, (iii) progress with respect to the rehabilitation plan for American Service Insurance Company, Inc., American Country Insurance Company, and Gateway Insurance Company, which were indirect subsidiaries of the Corporation, as represented by regulatory approval of certain expense sharing arrangements and related payments between the Corporation and its subsidiaries and (iv) sale or disposition of Corporation assets, all as further described in the Agreements.
(2) As previously disclosed, on April 22, 2021, the Corporation granted an aggregate of 1,016,000 options (“Options”) with an exercise price of $0.49 per common share of the Corporation to directors and managers, including each of Scott Wollney, Paul Romano and Joseph Shugrue, the Corporation's Chairman, President and Chief Executive Officer, Vice President, Chief Financial Officer and Principal Accounting Officer and Vice President and Chief Operating Officer, respectively (each such individual, a “Named Executive”). This exercise price is the average of the high bid and low asked prices on the date of the grant quoted on the OTC Bulletin Board Service. The individual Option grant for each Named Executive is as follows: Mr. Wollney received 175,000 Options, Mr. Romano received 115,000 Options, and Mr. Shugrue received 100,000 Options.
In addition to the named officers, an aggregate of 255,000 Options were granted to independent directors and an aggregate of 371,000 Options were granted to management employees other than the Named Executives above. The Options granted to management shall vest in three equal installments, with each installment vesting on the 1st, 2nd and 3rd anniversary of the date of the grant. The Options granted to independent directors vested immediately upon the date of the grant. The Options will expire on the 7th anniversary of the date of the grant. In the event of a change of control of the Corporation, or should a director or employee’s service with the Corporation be terminated other than for cause or voluntary resignation, any unvested Options will immediately vest.
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All grants are made pursuant to the Corporation’s 2013 Equity Incentive Plan (our “2013 Equity Incentive Plan”) as previously approved by Shareholders, and the description set forth herein is qualified in its entirety by the terms of such Plan.
Summary Compensation Table
The following table sets forth information concerning the total compensation for each of the Named Executive Officers during each of the last two fiscal years.

($)
Name and Principal Position	Year	Salary	Bonus [1]	Stock Awards [1]	All Other Compensation [2]	Total Compensation
Scott Wollney President, Chief Executive Officer and Director	2021	$450,000	$172,170	$3,251	$10,302	$635,723
	2020	$494,107	$148,050	$38,605	$21,240	$702,002
Paul Romano Vice President, Chief Financial Officer, Principal Accounting Officer and Director	2021	$305,000	$116,693	$1,906	$14,334	$437,933
	2020	$336,949	$92,645	$22,630	$21,816	$474,040
Joseph Shugrue Vice President, Chief Operating Officer and Director	2021	$325,000	$124,345	$1,569	$1,782	$452,696
	2020	$354,263	$92,925	$18,637	$8,391	$474,216
1The Bonus and Stock Awards for 2020 and 2021 are pursuant to the near term executive compensation plan described under “Employment Agreements with Named Executive Officers” Stock Awards were issued on February 11, 2021 at $0.19 per share.
2Includes company contributions to 401(k) plan, health saving plan, group term life, employee stock purchase plan and annual allowance.
Stock Option Plan
On January 3, 2011, we adopted a 10% rolling stock option plan (“Stock Option Plan”) in order to advance our interests by providing certain “Eligible Persons” (any employee, officer, director, or consultant who is approved for participation in the Stock Option Plan by the Compensation Committee) with incentives. In connection with completion of the offering of our common shares in February 2013, the Compensation Committee of the Board performed a review of our executive and director compensation, including our Stock Option Plan. This review included, among other considerations, comparisons to industry data, including the executive and director compensation programs of other publicly traded property and casualty insurance companies. As a result, our executive compensation and director compensation was increased to bring us in line with other public companies in our industry. These changes included our 2013 Equity Incentive Plan. See the “Equity Incentive Plan” section below.
Prior to the adoption of our 2013 Equity Incentive Plan, the Stock Option Plan provided for the granting of options to purchase common shares to Eligible Persons. Options were granted at the discretion of the Compensation Committee in such number determined at the time of grant, subject to the limits set out in the Stock Option Plan. The number of common shares issuable under the Stock Option Plan was limited to not more than 10% of the number of common shares that were issued and outstanding as of the date of the grant of an option. Any increase in the issued and outstanding common shares would have resulted in an increase in the available number of common shares issuable under the Stock Option Plan, and any exercises of options or expirations or terminations of options would make new grants available under the Stock Option Plan.
The exercise price of all options was established by the Compensation Committee at the time of grant, provided that the exercise price would not be less than the market price of the common shares on the date of grant. Under the Stock Option Plan, market price was equal to the volume weighted average trading price of the common shares on the Nasdaq (the principal stock exchange on which the common shares were listed for trading) for the five trading days immediately preceding the date on which the option was granted. The expiry of options was also established by the Compensation Committee at the time of the grant, provided that the options have a maximum term of ten years. The Compensation Committee determined when any option would become exercisable and whether the option would be exercisable in installments or pursuant to a vesting schedule. In the event of a change of control, vesting may be accelerated. In the event of a separation from the Corporation, options expire based on the terms as set forth in the option agreements.

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Equity Incentive Plan
In the second quarter of 2013, our 2013 Equity Incentive Plan was approved by Shareholders at our 2013 Annual General Meeting of Shareholders. As of such date, Atlas ceased to grant new stock options under the existing Stock Option Plan discussed above. Our 2013 Equity Incentive Plan is a securities based compensation plan pursuant to which Atlas may issue restricted shares, restricted units, stock options and other forms of equity incentives to eligible persons as part of their compensation. Our 2013 Equity Incentive Plan is considered an amendment and restatement of the Stock Option Plan, although outstanding stock options issued pursuant to the Stock Option Plan will be governed by the terms of the Stock Option Plan.
On March 6, 2014, Atlas granted options to purchase 175,000 ordinary voting common shares under the Stock Option Plan, all of which were granted to the Corporation’s officers. The granted options had an exercise price of $13.26 and vested equally on the first, second and third anniversary of the grant date. The options were scheduled to expire on March 6, 2024. All unexercised options under the March 6, 2014 grant have been cancelled effective March 30, 2022.
On March 12, 2015, Atlas granted 200,000 restricted ordinary voting common shares and options to purchase 200,000 common shares under the Equity Incentive Plan, all of which were granted to the Corporation’s officers. The awards vested in five equal annual installments of 20%, provided that an installment shall not vest unless an annual performance target based on book value growth equal to an annual 15% return on average equity is attained. In the event the performance target is not met in any year, the 20% installment for such year shall not vest, but such unvested installment shall carry forward and can vest in future years (up to the fifth year from the date of grant), subject to achievement in a future year of the applicable cumulative performance target expected through such year. The options have an exercise price of $20.29 per share and were scheduled to expire on March 12, 2025. All unvested shares under the March 12, 2015 grant were cancelled effective March 12, 2020 and all unexercised options under this grant were cancelled effective March 30, 2022.
On December 31, 2018, Atlas granted 17,524 restricted stock units under our 2013 Equity Incentive Plan, all of which were granted to the Corporation's independent directors. The awards vested in three equal installments on January 1 of each of the next three years, beginning on January 1, 2019. The restricted stock units were approved by the Board of Directors during March 2018.
On October 7, 2019, the Corporation and its wholly-owned subsidiary Anchor Group Management, Inc. entered into agreements regarding a newly adopted near term incentive program with certain senior executives of the Corporation, including each of Scott Wollney, Paul Romano and Joseph Shugrue, the Corporation’s Chief Executive Officer, Chief Financial Officer and Vice President, Chief Operating Officer, respectively (each such individual, an “Executive,” and each such agreement, an “Agreement”). Pursuant to the terms of the Agreements, each Executive is entitled to receive, under certain conditions, (i) a cash retention bonus equal to thirty percent (30%) of such Executive’s current base salary (a “Retention Amount”), and (ii) an Incentive Amount of up to seventy percent (70%) of such Executive’s current base salary plus a set number of Corporation common shares (an “Incentive Amount”). During 2020 and 2021, the Corporation delivered, in aggregate, the following Incentive Amount ordinary voting common shares as follows: Mr. Wollney received 85,260 ordinary voting common shares, Mr. Romano received 49,980 ordinary voting common shares, and Mr. Shugrue received 41,160 ordinary voting common shares.
On April 22, 2021, the Corporation granted an aggregate of 1,016,000 options with an exercise price of $0.49 per common share to directors and managers, including each of Scott Wollney, Paul Romano and Joseph Shugrue, the Corporation’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, respectively. This exercise price is the average of the high bid and low asked prices on the date of the grant quoted on the OTC Bulletin Board Service. In the event of a separation from the Corporation, options expire based on the terms as set forth in the option agreements.
As of April 28, 2022, we had 907,000 outstanding options at an average exercise price of $0.49 per Voting Share.

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Outstanding Equity Awards at 2021 Fiscal Year End
The following table sets forth all equity awards held by the Named Executive Officers that were outstanding at the end of the most recently completed fiscal year.

		Option Awards				Stock Awards
Name and Principal Position	Grant date	Number of securities underlying unexercised options (#) exercisable [1]	Number of securities underlying unexercised options (#) unexercisable [1]	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Scott Wollney Chairman, President and Chief Executive Officer	March 6, 2014	54,500	—	$13.26	March 6, 2024	—	—	—	—
	March 12, 2015	—	20,000	$20.29	March 12, 2025	—	—	20,000	$7,200
	April 22, 2021	—	175,000	$0.49	April 22, 2028	—	—	175,000	$63,000
Paul Romano Vice President, Chief Financial Officer, Principal Accounting Officer and Director	March 6, 2014	35,000	—	$13.26	March 6, 2024	—	—	—	—
	March 12, 2015	—	5,000	$20.29	March 12, 2025	—	—	5,000	$1,800
	April 22, 2021	—	115,000	$0.49	April 22, 2028	—	—	115,000	$41,400
Joseph Shugrue Vice President, Chief Operating Officer and Director	March 6, 2014	28,500	—	$13.26	March 6, 2024	—	—	—	—
	March 12, 2015	—	5,000	$20.29	March 12, 2025	—	—	5,000	$1,800
	April 22, 2021	—	100,000	$20.29	April 22, 2028	—	—	100,000	$36,000
1The March 6, 2014 grants vest equally on the first, second and third anniversary dates of the grant date. The March 12, 2015 grants vest 20% equally on the first, second, third, fourth and fifth anniversary pending a return on equity as described in the “Equity Incentive Plan” section of this Proxy Statement, and the April 22, 2021 grants vest equally on the first, second and third anniversary dates of the grant date. The outstanding awards under the March 6, 2014 and the March 12, 2015 grants were cancelled on March 30, 2022.
Pension Plan Benefits
We do not currently maintain any pension or retirement plans that provide for payments or benefits at, following or in connection with retirement.
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Termination and Change of Control Benefits
We are party to employment agreements effective January 1, 2011 with the Named Executive Officers pursuant to which, if we terminate the executive without Cause (as defined in the employment agreement), or the executive’s employment is terminated in connection with a Change of Control (as defined in the employment agreement), the executive will be entitled to certain payments and benefits as set out below.

If terminated without Cause:	Continuation of base salary for: [1]	Lump-sum payment equal to:	Continuation of employee health benefits covered under COBRA for: [1,2]
2021	12 months	Most recently awarded bonus	12 months
2020	12 months	Most recently awarded bonus	12 months
1The continuation of base salary and COBRA benefits will cease on the first of the month immediately following the date on which the executive becomes employed by a subsequent employer.
2Continuation coverage will continue for the period set forth in this column, or the maximum period of time allowed by law, if shorter.
If, after a Change of Control (as defined in the employment agreement), the executive maintains employment with us (or our successor) for at least 180 days, the executive may terminate his employment at will and will be entitled to certain severance payments and post-termination benefits. Such payments and benefits shall mirror the payments and benefits that would have been in effect had we terminated the executive’s employment without Cause on such date.
In the event of a change of control of the Corporation, or should a director or employee’s service with the Corporation be terminated other than for cause or voluntary resignation, any unvested Options will immediately vest.
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Security Ownership of Certain Beneficial Owners and Directors & Executive Officers
The following table sets forth information concerning the beneficial ownership of the Voting Shares held on April 28, 2022 by (i) each person known to us to own beneficially more than 5% of the total issued and outstanding Voting Shares, (ii) each of our directors and director nominees, (iii) each of our named executive officers, and (iv) all directors and executive officers as a group.
The options included in the below beneficial ownership table are exercisable within 60 days of April 28, 2022. Unless otherwise indicated, each person has sole voting and investment power over the shares listed.

Name and Address of Beneficial Owner	Number of Voting Shares Owned [1,2]	Percentage of Total Outstanding Voting Shares [1,2]
5% Beneficial Owners
Broadbill Partners GP, LLC. [3] 157 Columbus Avenue, 5th Floor New York, NY 10023	4,693,750	26.7%
American Financial Group, Inc. [4] Great American Insurance Group Tower 301 East Fourth Street Cincinnati, OH 45202	2,387,368	13.6%
Palm Management (US) LLC [5] 10 West Elm Street Greenwich, CT 06830	962,482	5.5%
Executive Officers and Directors
Scott Wollney	659,771	3.8%
Jordan Kupinsky	65,162	*
Ronald Konezny	2,284	*
Kurt Lageschulte [6]	—	*
Paul Romano	209,489	1.2%
Joseph Shugrue	164,577	*
Bruce Giles	146,888	*
All Directors and Executive Officers as a Group (6 individuals) [7]	1,248,171	7.1%
*    Indicates that ownership is less than 1%
1As of April 28, 2022, there were 17,552,839 ordinary voting common shares outstanding. Included in the shares above are the following convertible securities, exercisable within 60 days of April 28, 2022, that are deemed to be beneficially owned by the persons holding them for the purpose of computing that person’s percentage ownership: Jordan Kupinsky and Ronald Konezny each hold 85,000 options; Scott Wollney holds 175,000 options; Paul Romano holds 115,000 options; and Joseph Shugrue holds 100,000 options. The shares underlying these convertible securities are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.
2Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire beneficial ownership of the shares (for example, upon exercise of a vested option) within 60 days of the date as of which the information is provided. Any securities not outstanding which are subject to such acquisition rights shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares outstanding.
3Based solely on a Schedule 13D/A filed by Broadbill Partners II, LP, a Delaware limited partnership (“Broadbill Partners”), with the SEC on September 22, 2021, as of September 1, 2021: (i) Broadbill Partners directly owns and has shared voting power and shared dispositive power over 1,810,761 Voting Shares; (ii) Broadbill Credit Arbitrage LLC, a Delaware limited liability company (“Broadbill Arbitrage”), directly owns and has shared voting power and shared dispositive power over 221,365 Voting Shares; (iii) JKJ Special Situations Fund L.P., a Delaware limited partnership (“JKJ”) directly owns and has shared voting power and shared dispositive power over 474,124 Voting Shares; (iv) Broadbill Investment Partners, LLC, a Delaware limited liability company (“Broadbill Investment”), has shared voting power and shared dispositive power over 2,506,250 Voting Shares, which are directly held by Broadbill Partners, Broadbill Arbitrage and JKJ; (v) Broadbill Partners GP, LLC, a Delaware limited liability company (“Broadbill GP”), has shared voting power and shared dispositive power over 1,810,761 Voting Shares directly held by Broadbill Partners; (vi) JKJ Capital Management LLC, a Delaware limited liability company (“JKJ Management”), has shared voting power and shared dispositive power over 474,124 Voting Shares directly held by JKJ. On March 27, 2022, the Corporation transferred an additional 410,840 Voting Shares to JKJ, an additional 1,583,373 Voting Shares to Broadbill Partners and an additional
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193,287 Voting Shares to Broadbill Arbitrage. Kurt Lageschulte, a former Corporation Director, is a member of JKJ Management and Broadbill Partners. The reporting persons also have the right to acquire 8,828,434 additional ordinary voting common shares pursuant to their conversion right under the Credit Agreement (as defined herein) at a conversion price of $0.35 per share, if the conversion right is excercised in full.

4Based solely on a Schedule 13G/A filed by American Financial Group, Inc., a parent holding company, with the SEC on January 20, 2022, the number of Voting Shares owned represents warrants to purchase 2,387,368 Voting Shares, of which American Financial Group, Inc. has sole voting power and sole dispositive power, until June 10, 2024 pursuant to a Warrant Agreement dated June 10, 2019 (the “Warrant Agreement”), at an initial exercise price of $0.69 per share, with both the number of ordinary voting common shares subject to the Warrant Agreement and the exercise price subject to adjustment as set forth in the Warrant Agreement. Such schedule also identifies Great American Insurance Company, an insurance company, as the subsidiary which acquired the security being reported on by the parent holding company.
5Based solely on a Schedule 13D/A filed by Palm Management (US) LLC, a Delaware limited liability company (“Palm Management”), with the SEC on January 24, 2022: (i) Palm Global Small Cap Master Fund LP, a Cayman Islands limited partnership (“Palm Global”), directly owns and has shared voting power and shared dispositive power over 859,482 Voting Shares; (ii) Palm Management has shared voting power and shared dispositive power over the 859,482 Voting Shares directly owned by Palm Global; (iii) Bradley C. Palmer, an individual, has shared voting power and shared dispositive power over the 859,482 Voting Shares directly owned by Palm Global; (iv) Joshua S. Horowitz, an individual, directly owns and has sole voting power and sole dispositive power over 103,000 Voting Shares and has shared voting power and shared dispositive power over the 859,482 Voting Shares directly owned by Palm Global; and (v) neither Palm Management nor Bradley C. Palmer directly own any Voting Shares.

6Mr. Lageschulte was a Director during the year ended December 31, 2021 and resigned effective April 22, 2022.

7Does not include Mr. Lageschulte in the number of individuals.

Audit Committee Matters
The Board is submitting the selection of Baker Tilly US, LLP ("Baker Tilly") as our independent auditor for the fiscal year ended December 31, 2022 to the Shareholders for ratification. Although Shareholder action on this matter is not required, the Board believes it is good corporate practice to seek shareholder ratification of its selection. If the selection is not ratified, the Audit Committee will consider whether it is appropriate (without obligation) to select another public accounting firm. A representative of Baker Tilly will not be attending the Meeting.
Audit and Non-Audit Fees
The aggregate fees billed by the Corporation’s external auditor for the financial years ending December 31, 2021 and December 31, 2020, are set out in the table below.

(US$)	Year	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees[4]
Auditor
Baker Tilly US, LLP	December 31, 2021	$450,000	$7,500	Nil	Nil
Baker Tilly US, LLP	December 31, 2020	$522,335	Nil	Nil	Nil

1Fees related to our annual audit as reported on Form 10-K, review of our quarterly reports on Form 10-Q and review of documents filed with the SEC.
2Fees related to procedures performed in conjunction with registration statements.
3Fees related to tax compliance services and tax preparation services.
4Fees for other incidental expenses.
Pre-Approval Policies and Procedures
The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in its charter which is available on the Corporation's website at www.atlas-fin.com under the “Corporate Governance” section. The Audit Committee shall approve all audit engagements and pre-approve the provision by the external auditors of all non-audit services, including fees and terms for all audit engagements and non-audit engagements, and in such regard the Audit Committee may establish the types of non-audit services the external auditors shall be prohibited from providing and shall establish the types of audit, audit related and non-audit services for which the Audit Committee will retain the external auditors. The Audit Committee may delegate to one or more of its members the authority to pre-approve non-audit services, provided that any such delegated pre-approval shall be exercised in accordance with the types of particular non-audit services authorized by the Audit Committee to be provided by the external auditor and the exercise of such delegated pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting following such pre-approval. The Audit Committee has reviewed and approved the occurrence of all of the fees described above for 2021 and 2020.

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Audit Committee Report
The Audit Committee reviews the Corporation’s annual and quarterly financial statements, oversees the annual audit process, and internal accounting controls, and the resolution of issues identified by the Corporation’s auditors and recommends to the Board the firm of independent auditors to be appointed and ratified by the Shareholders at the next annual general meeting of Shareholders. Management is responsible for the Corporation’s financial statements and reporting process, including the Corporation’s system of internal controls.
The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Corporation’s audited financial statements with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The Audit Committee reports as follows:
•The Audit Committee reviewed and discussed with management the Corporation’s 2021 audited financial statements;
•The Audit Committee discussed with the Corporation’s independent registered public accounting firm, Baker Tilly, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, which include matters related to the conduct of the audit of the Corporation’s financial statements;
•The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Corporation; and
•Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Corporation’s 2021 audited financial statements, including management’s discussion and analysis of the Corporation’s financial condition and results of operations, be included in the 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission.
The Audit Committee

Jordan Kupinsky	Ronald Konezny

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Matters for Shareholder Voting

Proposal 1	Election of Directors
	☑	The Board recommends a vote FOR each director nominee.

The Board is asking Shareholders to elect three directors, and the Board has nominated three of the Corporation's current directors: Scott Wollney, Paul Romano and Joseph Shugrue, who are all of the current directors with the exception of Jordan Kupinsky and Ronald Konezny, each of whom will not be standing for re-election at the Annual General Meeting. Each director nominee has broad leadership experience and an established record of accomplishment with relevant skills and expertise for overseeing our business. Biographies of each of our directors, which include a brief discussion of the specific experience, qualifications, attributes, and skills that led to the Board's conclusion that such individual should serve as a director, are set forth above in "Corporate Governance".
Vote Required
The election of each director will require an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the votes cast by the holders of Voting Shares.
The Corporation does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies held by the persons designated as proxyholders in the proxy card will be voted for another nominee in their discretion unless the Shareholder has specified in his, her or its proxy that his, her or its Voting Shares are to be withheld from voting in the election of directors.

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Proposal 2	Advisory Vote to Approve the Compensation of the Named Executive Officers
	☑	The Board recommends a vote FOR this item.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) entitle Shareholders to have the opportunity to cast a non-binding advisory vote regarding the Corporation's executive compensation as described in the Proxy Statement. The Corporation has disclosed compensation pursuant to rules adopted by the Securities and Exchange Commission (“SEC”).
The Corporation believes that its executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Corporation's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers' interests with those of the Shareholders. Under these programs, the Corporation's executive officers are rewarded for the achievement of goals established by the Compensation Committee and the realization of increased Shareholder value. The Compensation Committee is responsible for reviewing the compensation programs for Atlas' executive officers to ensure they achieve the desired goals of aligning Atlas' executive compensation structure with Shareholders' interests and current market practices.
The Corporation is asking Shareholders to indicate their support for the compensation of the Corporation's Named Executive Officers as disclosed herein. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to express their views on the Corporation's approach to executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall philosophy, policies and practices of the Corporation's approach to executive compensation as described in the Proxy Statement.
Shareholders will be asked to approve the following non-binding advisory resolution:
BE IT RESOLVED THAT the Corporation's executive compensation as described in the Corporation's Proxy Statement for the 2022 Annual General Meeting of Shareholders pursuant to applicable SEC regulations, including the compensation table, other executive compensation tables and related narrative disclosures, is hereby approved.
The say-on-pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of Shareholders, and to the extent there is any significant vote against the Corporation's approach to executive compensation as described in this Proxy Statement, the Corporation will consider Shareholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
The advisory resolution requires affirmative vote of holders of a majority of the issued and outstanding Voting Shares present and entitled to vote at the Meeting is required for the approval of this advisory resolution. Although the vote on this advisory proposal is non-binding, the Compensation Committee and the Board value the opinion of Shareholders and will take into account the outcome of the vote when considering future executive compensation decisions.

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Proposal 3	Ratification of Baker Tilly US, LLP as Independent Registered Public Accountant for 2022
	☑	The Board recommends a vote FOR this item.
The Board is submitting the selection of Baker Tilly as our independent auditor for the fiscal year ended December 31, 2022 to the Shareholders for ratification. Although Shareholder action on this matter is not required, the Board believes it is good corporate practice to seek shareholder ratification of its selection. If the selection is not ratified, the Audit Committee will consider whether it is appropriate (without obligation) to select another public accounting firm.
Vote Required
The ratification of the selection of Baker Tilly as the Corporation’s independent auditor will require an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the issued and outstanding Voting Shares present and entitled to vote at the Meeting.
The persons designated as proxyholders in the proxy card (absent contrary directions) intend to vote for the ratification of the selection of Baker Tilly as the auditor of the Corporation, unless the Shareholder has specified in the proxy card that Voting Shares represented by such proxy are to be withheld from voting in respect thereof.
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Proposal 4	Approval of the 2022 Equity Incentive Plan
	☑	The Board recommends a vote for every year.
The Board of Directors has adopted, and recommends that the Shareholders approve, the Atlas Financial Holdings, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). Under this proposal we are asking you to approve the 2022 Plan which will make additional Voting Shares of the Corporation available for issuance to our employees and other eligible participants pursuant to incentive compensation awards. The 2022 Plan permits the grant of share options, share appreciation rights, share awards, share units, performance shares, performance units, and other share-based awards (collectively, awards) to eligible individuals. The Corporation will not grant any awards under the 2022 Plan before the Annual General Meeting. The material features of the 2022 Plan are described below.
The 2022 Plan is intended to replace our existing 2013 Equity Incentive Plan (the “Prior Plan”). If our Shareholders approve the 2022 Plan, it will become effective on the date of the Annual General Meeting and no further awards will be granted under the Prior Plan thereafter. If our Shareholders do not approve the 2022 Plan, the 2022 Plan will not become effective, and we will continue to grant awards under the Prior Plan for so long as shares remain available under that plan or if sooner, until the earlier of the expiration of that plan, which is May 30, 2023, or the approval of another plan.
Key Features Designed to Protect Shareholders’ Interests
The 2022 Plan’s design includes a number of provisions designed to promote best practices by reinforcing the alignment between equity compensation arrangements for eligible individuals and Shareholders’ interests. These provisions include, but are not limited to, the following:
•No Discounted Share Options or SARs. Share options and share appreciation rights (“SARs”) may not be granted with an exercise or grant price lower than the fair market value of the underlying shares on the date of grant.

•Performance-Based Awards.. The 2022 Plan permits the grant of performance-based share and cash-incentive awards that are payable only upon the attainment of specified performance goals.

Timing of Proposal
There are a number of reasons why we are seeking approval of the 2022 Plan at this time. The last time we asked our Shareholders to approve a long-term equity incentive plan, was the approval of the Prior Plan on May 30, 2013. The Prior Plan is set to expire on May 30, 2023, and, therefore, we must adopt a new plan soon in order to continue to grant equity incentives. In addition to the expiring term of the Prior Plan, we believe it is timely for us to update our long-term equity incentive plan to clearly reflect these updates in a form more consistent with current market practices and our needs.
Background for Requested Share Authorization and Reasons for Request
In determining the number of ordinary voting common shares to be authorized under the 2022 Plan, the Compensation Committee and the Board of Directors considered a number of factors, which are discussed further below, including:
•Talent acquisition and retention;
•Broad-based nature of equity compensation program at market competitive levels; and
•Reasonable historical equity award granting practices, including the Corporation’s three-year average usage, or burn rate.
Equity awards are a key part of our compensation program
We believe that equity compensation has been, and will continue to be, a critical component of our compensation package because it (i) contributes to a culture of ownership among our employees and other service providers, (ii) aligns our employees’ interests with the interests of our other Shareholders and (iii) preserves our cash resources. We believe that our ability to compensate with equity awards is essential to our efforts to attract and retain top talent, which we believe we have been successful in doing to date.
Equity awards are an essential part of our compensation package, are central to our employment value proposition, and are necessary for us to continue competing for top talent.
Equity awards incentivize the achievement of key business objectives and increases in shareholder value
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Our equity program primarily consists of share options, restricted share units, and performance shares units. Share options are performance-based because no value is realized unless our share price increases from the date of grant. We have also from time to time granted share options that are subject to performance-based vesting conditions to incentivize the achievement of key business objectives or specific increases in share price. Performance shares units vest based on the achievement of key business objectives or specific increases in share price. We believe that equity awards have been and will continue to be critical to our success and that they play an important role in incentivizing employees across our Corporation to achieve our key business objectives and drive increases in shareholder value.
Additional shares are necessary in order for us to meet our anticipated equity compensation needs
If Shareholders do not approve our 2022 Plan, our ability to grant equity awards to new hires, as well as our existing employees and management team, will be severely limited, which would place us at a competitive disadvantage.
Although we grant equity awards deeply, we have responsibly managed our burn rate and overhang
In determining the share pool under our 2022 Plan, our Board of Directors considered the historical number of equity awards granted by the Corporation in the past three years. In 2020 and 2021, the Corporation made equity awards in respect of 173,900 shares and 773,660 shares, respectively, under the Prior Plan (assuming maximum performance, for awards subject to performance-based vesting). No grants were made in 2019. The weighted average number of shares of our ordinary voting common shares outstanding in 2019, 2020 and 2021 was 11,956,621, 11,957,268, and 12,960,674, respectively. The Corporation’s three-year average burn rate is 2.47%. We believe our historical burn rate is low for a company of our size in our industry, especially given our more recent financial condition and the impact of COVID-19 on our business. We will continue to monitor our equity use in future years to in an effort to ensure our burn rate is within competitive market norms.
Outstanding Equity Awards. In setting the number of shares authorized for issuance under the 2022 Plan, we considered the total outstanding equity awards under the Prior Plan. Under the heading “Equity Incentive Plan” beginning on page 16, as required by the rules of the SEC, we provide information about ordinary voting common shares that may be issued under our equity compensation plans as of December 31, 2021, the end of fiscal year 2021. To facilitate the approval of the 2022 Plan, set forth below is certain additional information as of the record date, April 28, 2022.
As of April 28, 2022, we had 17,552,839 ordinary voting common shares issued and outstanding. The average of the bid and ask price of our ordinary voting common shares as reported on the OTC Markets system on April 26, 2022 was $0.40.
Historical Equity Award Granting Practices. In setting the number of shares authorized for issuance under the 2022 Plan, we considered our three-year average burn rate (2021, 2020 and 2019), which as noted above is 2.47%. We believe our historical burn rate is low for a company of our size in our industry, especially given our more recent financial condition and the impact of COVID-19 on our business. We will continue to monitor our equity use in future years in an effort to ensure our burn rate is within competitive market norms.
Our future burn rate will depend on a number of factors, including the number of participants in the 2022 Plan, the price per share of our ordinary voting common shares, any changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to share splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.
Expected Share Usage Needs. In setting the number of shares authorized for issuance under the 2022 Plan, we also considered the potential dilution that would result by approval of the authorization of the share pool for the 2022 Plan, including the policies of certain institutional investors and major proxy advisory firms. The actual dilution will depend on several factors, including the types of awards made under the 2022 Plan.
Summary of the 2022 Plan
The following summary describes the most significant features of the 2022 Plan. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which is attached as Appendix A to this Proxy Statement.
Who may receive awards under the 2022 Plan?
The Compensation Committee selects the individuals who will participate in the 2022 Plan. Eligibility to participate is open to non-employee directors, officers and employees of, and other individuals who provide bona fide services to or for, us or any of our affiliates. For eligibility purposes, an affiliate means any entity, whether previously, now or hereafter existing, which controls, is controlled by, or is under common control with, the Corporation or any successor to the Corporation. As of the date
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of this Proxy Statement, both non-employee directors, and approximately 48 employees and consultants (of which there are currently none) are eligible to participate in the 2022 Plan.
The Compensation Committee may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our affiliates. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual before the date the individual first commences performance of services with us.
The foregoing notwithstanding, only employees of ours, or any parent or subsidiary of ours (as those terms are defined in Sections 424(e) and (f) of the U.S. Internal Revenue Code of 1986, as amended (“Code”), respectively), are eligible for purposes of receiving any incentive share options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in our employ or the employ of a subsidiary of ours for purposes of eligibility for participation in the 2022 Plan.
How many shares will be reserved for awards?
The shares of our ordinary voting common shares issuable pursuant to awards under the 2022 Plan will be shares authorized for issuance under our amended and restated memorandum and articles of association (as amended or supplemented from time to time) but unissued, or issued and reacquired and held in treasury.
Initial Share Pool. When the 2022 Plan first becomes effective, 3,000,000 shares of our ordinary voting common shares (the “Share Pool”). No further awards will be granted under the Prior Plan once the 2022 Plan becomes effective.
Adjustments to Share Pool. Following the effective date of the 2022 Plan, the Share Pool will be adjusted as follows:
•The Share Pool will automatically increase on January 1 of each year, beginning on January 1, 2023 and continuing through January 1, 2032 by 2% of the total number of our ordinary voting common shares outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by the Board.
•The Share Pool will be reduced by one share for each share of our ordinary voting common shares made subject to an award granted under the 2022 Plan.
•The Share Pool will be increased by the number of unissued shares of our ordinary voting common shares underlying or used as a reference measure for any award or portion of an award granted under the 2022 Plan or the Prior Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares.
•The Share Pool will be increased by the number of shares of our ordinary voting common shares that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under the 2022 Plan or the Prior Plan.
•The Share Pool will be increased by (i) ordinary voting common shares used as a reference measure for any award that are not issued upon settlement of such award due to a net settlement or (ii) the number of shares of our common shares withheld by or surrendered (either actually or through attestation) to us in payment of the exercise price or any tax withholding obligation that arises in connection with any award granted under the 2022 Plan or the Prior Plan.
In the event of a merger, consolidation, share rights offering, liquidation, statutory share exchange or similar event affecting the Corporation (each, a “Corporate Event”) or a share dividend, share split, reverse share split, separation, spin-off, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Corporation (a “Share Change”), in either case which occurs at any time after adoption of the 2022 Plan by the Board (including coincident with or prior to the effective date), our Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.
Does the 2022 Plan include maximum award amounts?
The following limitations on awards are imposed under the 2022 Plan.
ISO Award Limit. No more than 9,000,000 shares of our ordinary voting common shares may be issued in connection with awards granted under the 2022 Plan that are intended to qualify as ISOs.
What would happen in the event of a dissolution, liquidation or change in control?
Dissolution or Liquidation. Unless the administrator determines otherwise, all awards outstanding under the 2022 Plan will terminate upon the dissolution or liquidation of the Corporation.
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Termination of Awards. If any transaction results in a change in control (as defined in the 2022 Plan) of the Corporation, outstanding awards under the 2022 Plan will terminate when such transaction becomes effective unless provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted. In the event outstanding awards will terminate in this manner, then except as otherwise provided in the applicable award agreement:
•The outstanding awards of share options and share appreciation rights that will terminate upon the effective time of the change in control transaction will, immediately before the effective time of the change in control, become fully exercisable, and the holders of such awards will be permitted to exercise the awards immediately prior to the change in control;
•The outstanding restricted shares, the vesting on which depends, as of immediately prior to the effective time of the change in control, solely on the satisfaction of a service obligation by the participant to the Corporation and are not then subject to performance goals, will, immediately before the effective time of the change in control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
•The outstanding restricted shares the vesting or restrictions on which are as of immediately prior to the change in control, subject to and pending achievement of performance goals will, immediately before the effective time of the change in control become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as would be determined under the applicable award agreement as though the applicable performance goals for the unexpired performance period are deemed to have been achieved at the target level set forth in the applicable award agreement;
•The outstanding restricted share units, performance shares, performance units and other share-based awards, the vesting, earning or settlement of which depends, as of immediately before the effective time of the change in control, solely on the satisfaction of a service obligation by the participant to the Corporation and which is not subject to or pending achievement of performance goals, will, immediately before the effective time of the change in control, become fully earned and vested and will be settled in cash or ordinary voting common shares (consistent with the terms of the applicable award agreement after taking into account the effect of the change in control transaction on the shares), subject to any applicable limitations imposed thereon by Section 409A of the Code; and
•The outstanding restricted share units, performance shares and performance units and other share-based awards, the vesting, earning or settlement of which is, as of immediately before the effective time of the change in control, then subject to and pending achievement of performance goals, will, immediately before the effective time of the change in control, become vested and earned in such amounts as would be determined under the applicable award agreement as though the applicable performance goals for the unexpired performance period are deemed to have been achieved at the target level set forth in the applicable award agreement, and shall be settled in cash or ordinary voting common shares (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares), subject to any applicable limitations imposed thereon by Section 409A of the Code.
Implementation of these vesting acceleration provisions will be conditioned upon consummation of the change in control, not merely the approval of the transaction by our Board or Shareholders.
Continuation, Assumption or Substitution of Awards. Unless otherwise provided in the applicable award agreement, if a change in control of the Corporation occurs via a transaction under which provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted, then such awards will continue and will not accelerate.
What types of awards are available under the 2022 Plan?
The 2022 Plan enables the grant of share options, share appreciation rights, share awards, share unit awards, performance shares, cash-based performance units and other share- and cash-based awards, each of which may be granted separately or in tandem with other awards.
Share options and share appreciation rights. Share options represent a right to purchase a specified number of shares of our ordinary voting common shares from us at a specified price during a specified period of time. Share options may be granted in the form of incentive share options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified share options, which do not qualify for this favorable tax treatment. Only employees of the Corporation or its subsidiaries may receive tax-qualified incentive share options. The administrator may establish sub-plans under the 2022 Plan through which to grant share options that qualify for preferred tax treatment for recipients in jurisdictions outside the United States. Share appreciation rights represent the right to receive an amount in cash, shares of our ordinary voting common
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shares or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All share options and share appreciation rights must have a term of no longer than ten years’ duration. Share options and share appreciation rights must have an exercise price equal to or above the fair market value of our ordinary voting common shares on the date of grant except as provided under applicable law or with respect to share options and share appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or share, or otherwise) to preserve the intrinsic value of such awards. As of April 26, 2022, the average of the bid and ask prices of our ordinary voting common shares for the regular market session, as reported by the OTC Markets system, was $0.40.
Prohibition on reload share options. Reload grants, or the automatic granting of additional share options upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another outstanding share option, are not permitted under the 2022 Plan.
Restricted shares. Awards of restricted shares are actual shares of our ordinary voting common shares that are issued to a participant but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber restricted shares before the risk of forfeiture lapses.
Dividends declared, if any, payable on restricted shares that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time or subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable service condition or performance goal related to such restricted shares has been satisfied.
Restricted share units. An award of restricted share units represents a contractual obligation of the Corporation to deliver a number of shares of our ordinary voting common shares, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our ordinary voting common shares are issued to the participant in settlement of share units, the participant will not have any rights of a shareholder of the Corporation with respect to the share units or the shares issuable pursuant to the share units. Vesting of restricted share units may be made subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted share units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to the restricted share units has been satisfied.
Performance shares and performance units. An award of performance shares, as that term is used in the 2022 Plan, refers to shares of our ordinary voting common shares or share units that are expressed in terms of our ordinary voting common shares, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the 2022 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than our ordinary voting common shares, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. Performance units also may include cash incentive awards granted in connection with the Corporation’s annual incentive program. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of our ordinary voting common shares or a combination of both or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.
The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.
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Performance goals applicable to performance-based awards may be awarded based on the following performance metrics to be attained within a predetermined performance period as they may apply to an individual, one or more business units, divisions, or affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
•Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; combined ratio; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or share-based compensation expense;
•Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
•Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
•Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
•Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); and/or
•Share Price and Equity Metrics: any derivative of return on Shareholders’ equity; total shareholder return; share price; share price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes).
•The administrator may also establish such other performance criteria as determined in its discretion.
The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Corporation’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Corporation filings with the SEC. If the administrator determines that a change in the business, operations, corporate structure or capital structure of the Corporation or the applicable subsidiary, business segment or other operational unit of the Corporation or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the performance goals to be unsuitable, the administrator may modify such performance goals or the related minimum acceptable level of achievement, in whole or in part, as the administrator deems appropriate and equitable.
Other share-based awards. The administrator may from time to time grant to eligible individuals awards in the form of other share-based awards on such terms and conditions as the administrator may determine. Other share-based awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a share option or share appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in ordinary voting common shares equivalents, to be paid on a deferred basis, and (C) settled in cash or ordinary voting common shares as determined by the administrator; provided, however, that dividend equivalents payable on other share-based awards will be accrued and made subject to forfeiture at least until achievement of the applicable service condition or performance goal related to such other share-based awards. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.
What happens to outstanding awards when extraordinary corporate events occur?
Mandatory Adjustments. In the event of a Corporate Event or a Share Change, in either case which occurs at any time after adoption of the 2022 Plan by the Board of Directors (including coincident with or prior to the effective date), the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:
•the aggregate number and kind of ordinary voting common shares or other securities on which awards under the 2022 Plan may be granted to eligible individuals;
•the maximum number of ordinary voting common shares or other securities with respect to which awards may be granted during any one calendar year to any individual;
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•the maximum number of ordinary voting common shares or other securities that may be issued with respect to incentive share options granted under the 2022 Plan;
•the number of ordinary voting common shares or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and
•all other numerical limitations relating to awards, whether contained in the 2022 Plan or in award agreements.
Discretionary Adjustments. In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Corporation and securities of entities other than the Corporation) for the ordinary voting common shares subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.
Can the plan be amended or terminated?
Our Board or Compensation Committee may terminate, amend or modify the 2022 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our Shareholders, if required to comply with applicable laws or listing rules. In addition, no amendment may be made to the 2022 Plan or an existing award if such amendment would materially impair the rights of a participant with respect to such previously granted award without the participant’s consent, unless such an amendment is made to comply with applicable laws or listing rules or to prevent adverse tax or accounting consequences to the Corporation or the participant.
The 2022 Plan is scheduled to expire on April 26, 2032.
Who administers the 2022 Plan?
The Compensation Committee of our Board is the administrator of the 2022 Plan. At any time, the Board may serve as the administrator in lieu of, or in addition to, the Compensation Committee. Except as provided otherwise under the 2022 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the 2022 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the 2022 Plan.
The Compensation Committee or the Board may delegate to other officers and employees, limited authority to perform administrative actions under the 2022 Plan to assist in its administration to the extent permitted by applicable law and share exchange rules. This delegation of authority, however, may not extend to the exercise of discretion with respect to awards to participants who are “covered employees” within the meaning of Section 16 of the Exchange Act. With respect to any award to which Section 16 of the Exchange Act applies, the administrator shall consist of either our Board or the Compensation Committee, which committee shall consist of two or more directors, each of whom is intended to be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by applicable laws or listing rules. Any member of the administrator who does not meet the foregoing requirements must abstain from any decision regarding an award and must not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
Other Information
Compliance with Listing Rules
During any time, if any, that shares are listed for trading on any share exchange or market, our Board and the administrator agree that they will not make any amendments, issue any awards, or take any action under the 2022 Plan unless such action complies with the relevant listing rules.
Provisions Applicable to All Awards
Award Documents. Each award will be evidenced by an award document that will specify the award terms, including the type of the award, the exercise price or grant price, if any, the number of shares subject to the award, the duration of the award and such other provisions as the Compensation Committee determines.
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Termination of Employment/Other Relationship. Within the discretion of the Compensation Committee, each award document will set forth the extent to which the participant will have any rights with respect to the award following termination of the participant’s employment or other service relationship with the Corporation; provided that, such terms need not be uniform among all awards and may reflect distinctions based on the reasons for termination.
Nontransferability of Awards. Except as otherwise provided in the applicable award document for awards other than incentive share options, no award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or, with the prior written consent of the administrator, by a participant to a “family member” of the participant as a gift. Under the 2022 Plan, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse (but expressly excluding ex-spouse), sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent (50%) of the voting interests.
Restrictions on Share Transferability. The Compensation Committee may impose such restrictions on any ordinary voting common shares acquired pursuant to an award as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any share exchange or market upon which such shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such shares.
U.S. Federal Income Tax Consequences
The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the 2022 Plan, based upon the provisions of the Code as of the date of this Proxy Statement, for the purposes of Shareholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the 2022 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.
Share Options and Share appreciation rights. The grant of a share option or share appreciation right generally has no income tax consequences for a participant or the Corporation. Likewise, the exercise of an incentive share option generally does not have income tax consequences for a participant or the Corporation, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a non-qualified share option or share appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-qualified share option or share appreciation right.
If a participant holds the shares acquired under an incentive share option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a non-qualified share option or a share appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.
Full Value Awards. Any cash and the fair market value of any ordinary voting common shares received by a participant under a full value award are generally included in the participant’s ordinary income. In the case of restricted shares awards, this amount is included in the participant’s income when the awards vest, unless the participant has filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted share units, performance shares and performance units, generally the value of any cash and the fair market value of any ordinary voting common shares received by a participant are included in income when the awards are paid. Any dividends or dividend equivalents paid on unvested full value awards are also ordinary income for participants.
Other Stock-Based Awards. Any cash payments an employee receives in connection with any other stock-based awards are included in income by the participant in the year received or made available to the participant without substantial limitations or restrictions.
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Deductibility of Compensation. Section 162(m) of the Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, our principal financial officer and additional highest compensated officers during any taxable year beginning after December 31, 2016. Compensation resulting from awards under the 2022 Plan will be counted toward the $1.0 million limit.
Section 409A. Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of U.S. federal income tax purposes along with an additional tax equal to 20% of the amount included in U.S. federal income, and interest on deemed underpayments in certain circumstances. While certain awards under the 2022 Plan could be subject to Section 409A, the 2022 Plan and awards are intended to comply with the requirements of Section 409A, where applicable.
New Plan Benefits
The awards that are to be granted to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the 2022 Plan are subject to the discretion of the administrator.
The Board unanimously recommends that Shareholders vote FOR approval of the 2022 Equity Incentive Plan.
Vote Required
The affirmative vote of holders of a majority of the issued and outstanding Voting Shares present and entitled to vote at the Meeting is required for the approval of this proposal.
The persons designated as proxyholders in the proxy card (absent contrary directions) intend to vote for the approval of the 2022 Equity Incentive Plan, unless the Shareholder has specified in the proxy card that Voting Shares represented by such proxy are to be withheld from voting in respect thereof.

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Annual Report
All Shareholders of record on the Record Date are currently being sent a copy of Atlas’ 2021 Annual Report, which contains Atlas’ audited financial statements for the fiscal year ended December 31, 2021. Additional information relating to the Corporation is available on EDGAR at www.sec.gov.
Any person who was a Shareholder of Atlas at the close of business on the Record Date may obtain copies of Atlas’ 2021 Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), without charge, via the Corporation’s website at www.atlas-fin.com or by written request to Atlas at 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney.
Householding
The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more Shareholders sharing the same address by delivering a single copy of the proxy statement or annual report as applicable, addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially provides extra conveniences for Shareholders and cost savings for companies.
Although we do not intend to household for our Shareholders of record, some brokers household our proxy materials and annual reports delivering a single copy of the proxy statement or annual report to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of any such document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request householding of their communications should contact their brokers. Shareholders of record may request householding, or to discontinue householding and receive a separate copy, which will be promptly sent at no cost, of our proxy materials and annual reports by contacting the Corporation at Atlas Financial Holdings, Inc., 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Investor Relations, or by telephone at (847)700-8600.
Related Person Transactions
We have established procedures for reviewing transactions between us and our directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures help us evaluate whether any such related party transaction could impair the independence of a director or present a conflict of interest on the part of a director or executive officer.
Directors are considered independent if they are not an executive officer or employee of the Corporation and have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. There are five directors on the Board, of which two are independent directors as defined by Nasdaq Rules. Scott Wollney, Paul Romano and Joseph Shugrue are not independent, as each of them is a member of our management. Mr. Kupinsky and Mr. Konezny, each of whom will not be standing for re-election at the Annual General Meeting, are independent directors. Mr. Walker and Mr. Lageschulte, who resigned from the Board effective July 26, 2021 and April 22, 2022, respectively, were also independent directors.
Our Audit Committee charter specifically requires the Audit Committee to review and approve all related party transactions that are required to be disclosed under Item 404 of Regulation S-K. In addition, our Code of Business Conduct and Ethics requires our directors, executive officers and all employees to provide full disclosure of the circumstances surrounding any potential conflict of interest and refrain from any related decision making process. Directors and officers must provide this full disclosure to our senior executives and our Audit Committee.
To capture all relevant information with respect to such transactions, we annually require each of our directors and executive officers to complete a Code of Business Conduct and Ethics as well as a Director and Officer Questionnaire that, among other things, elicits information about related party transactions. Our senior executives review the information disclosed in these documents, and review any unique circumstances potentially involving a related party transaction with our Chief Financial Officer, other members of management and the Audit Committee, as warranted. The Audit Committee, and possibly the full Board, would review any specific fact patterns as required.
As further described below, the Corporation has participated in certain investments with Kingsway America, Inc., some of which involve participation by former Corporation director John T. Fitzgerald. The aggregate value of the investment described below, which is held by Global Liberty Insurance Corporation of New York ("Global Liberty"), made up
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approximately 22.5% of the Corporation’s investment portfolio as of December 31, 2020 and is included in assets held for sale on the 2020 Consolidated Statements of Financial Position and was deconsolidated in Q4 2021. The related party transaction described below is consistent with the Corporation’s current investment guidelines and has been reviewed and approved by both the Investment Committee of the Corporation’s Board of Directors as well as the Audit Committee pursuant to the Corporation’s policy on related party transactions described above. Effective October 1, 2021 Global Liberty was deconsolidated from the Corporation's results due to the order of liquidation as filed by the New York Department of Financial Services.
Mr. Lageschulte, a former director, is a member of the Administrative Agent and certain of the Lenders under the Credit Agreement. More information is outlined in the following section "Credit Agreement" with regard to a related party transaction.
Credit Agreement
On September 1, 2021, the Corporation and certain of its subsidiaries, as borrowers (collectively, the “Borrowers”), entered into a Convertible Senior Secured Delayed-Draw Credit Agreement (as amended February 2, 2022 and March 25, 2022, the “Credit Agreement”), agented by Sheridan Road Partners, LLC (in such capacity, the “Agent”), with certain lenders (the “Lenders”), pursuant to which the Lenders made available to the Borrowers a term loan facility in the aggregate principal amount of $3,000,000 (the “Term Loans”). The Credit Agreement provides for an initial advance of $2 million in Term Loans and up to $1 million of additional Delayed Draws within 18 months of closing, in each case, subject to the satisfaction of waiver of certain funding conditions and the other terms and conditions set forth in the Credit Agreement. The Borrowers may use the proceeds of the Term Loans for payments of certain agreed upon permitted expenditures, as set forth in the Credit Agreement. Interest will accrue on the funded Term Loans at 12% per annum and may be paid, at the Borrowers’ option, in cash or in kind; provided, that upon the occurrence and during the continuance of an event of default, the interest rate will be increased to 14% per annum and will be payable only in cash. The term of the term loan facility is 24 months. In October 2021, and January 2022, the Lenders advanced an aggregate of $2 million of the Term Loans and, in March 2022, the Lenders advanced $1 million of delayed draws under the Term Loans, in each case despite the fact that not all of the funding conditions had been met.
As a set-up fee for the term loan facility, 2,750,000 ordinary voting common shares of the Corporation were issued to the Lenders upon execution of the agreement, and an additional 2,500,000 ordinary voting common shares were issued to the Lenders in March 2022, in connection with the Delayed Draws. The outstanding principal balance of the Term Loans can be converted at any time into ordinary voting common shares, at the applicable Lender’s discretion, at a rate of $0.35 per share, except that paid-in-kind interest included in the amount presented by a Lender for conversion may, at the Borrowers’ discretion, be paid in cash or converted into ordinary shares at the same rate.
Under the Credit Agreement, the Borrowers have the option at any time to prepay the Term Loans in whole or in part subject to the payment of certain yield protection obligations. The Lenders have the right to demand prepayment, along with payment of certain yield protection obligations, upon the occurrence of an event of default, change of control, sale of certain assets of the Borrowers, a casualty event, eminent domain, or condemnation, in each case, subject to negotiated limitations.
The Credit Agreement requires the satisfaction or waiver of certain funding conditions and that the Borrower comply with customary affirmative and negative covenants, including covenants governing and restricting indebtedness, liens, investments, sales of assets, distributions, and fundamental changes in the Borrowers’ organizational structure and line of business and maintaining certain levels of liquidity. The obligation of the Lenders to make any of the Term Loans was conditioned upon the grant to the Agent, on behalf of the Lenders, of a first priority perfected security interest in collateral consisting of substantially all of the assets of the Borrowers to secure the payment in full of the Term Loans and all other obligations under the Credit Agreement and related loan documentation. The collateral includes pledges of the equity of the Corporation’s direct and indirect subsidiaries American Acquisition, Anchor Group Management, Inc., Anchor Holdings Group, Inc., UBI Holdings Inc., optOn Digital IP Inc. and optOn Insurance Agency Inc. Upon payment in full of the Term Loans, the Corporation will have no further obligations to the Agent and the Lenders under the Credit Agreement and other related loan documentation other than the obligation to register the ordinary voting common shares issued pursuant to the Credit Agreement, and the security interests granted by the Borrowers in favor of the Agent, on behalf of the Lenders, will terminate.
Kurt Lageschulte, a former Corporation Director, is a member of the Agent and certain of the Lenders.
Real Estate Investment
Global Liberty and Kingsway America, Inc. have participated in the following transaction involving the acquisition and management of revenue producing real estate.
As of December 31, 2020, the Corporation, Kingsway America Inc. and a third party real estate manager have investments in a venture with the purpose of acquiring, improving and managing underutilized retail real estate. Total aggregate investment in
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this venture by the three parties is approximately $2.4 million, with Global Liberty and Kingsway America Inc. investing approximately $1.3 million and $656,000, respectively. The outstanding third party debt as of December 31, 2020 totaled $3.4 million. Principal and interest paid totaled $67,700 and $147,800 during the year ended December 31, 2020. Effective October 1, 2021 Global Liberty was deconsolidated from the Corporation's results due to the order of liquidation as filed by the New York Department of Financial Services.
Shareholder Proposals
Shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Corporation's proxy statement and form of proxy for the 2023 annual general meeting of Shareholders must be received by the Corporation by December 30, 2022. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. In addition, if a Shareholder intends to present a proposal at Atlas’ 2023 annual general meeting of Shareholders without the inclusion of the proposal in the Corporation’s proxy materials (i.e., not pursuant to Rule 14a-8) and written notice of the proposal is not received by the Corporation on or before March 15, 2023, proxies solicited by the Board for the 2023 annual general meeting of Shareholders will confer discretionary authority to vote on the proposal if presented at the meeting. Shareholders should submit proposals to Atlas’ executive offices, 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney. Atlas reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Other Matters
As of the date of this Proxy Statement, the Corporation is not aware of any matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. If any other matter or matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, on such matters in accordance with their best judgment.
By order of the Board of Directors,

Scott D. Wollney
Chairman of the Board
April 29, 2022
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ATLAS
FINANCIAL HOLDINGS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O ATLAS FINANCIAL HOLDINGS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATLAS2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D86175-P73876

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATLAS FINANCIAL HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Scott D. Wollney	☐	☐	☐
1b. Paul Romano	☐	☐	☐
1c. Joseph Shugrue	☐	☐	☐

NOTE: In their discretion, the persons appointed as proxies are authorized to vote upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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2022 Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D86176-P73876

ATLAS FINANCIAL HOLDINGS, INC.
ANNUAL GENERAL MEETING OF SHAREHOLDERS
JUNE 13, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Scott Wollney and Paul Romano, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Ordinary Voting Common Shares of Atlas Financial Holdings, Inc. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 a.m., Central Time on Monday, June 13, 2022, virtually at www.virtualshareholdermeeting.com/ATLAS2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE REPRESENTATIVES IN ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

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APPENDIX A

2022 Equity Incentive Plan

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ATLAS FINANCIAL HOLDINGS, INC.
2022 EQUITY INCENTIVE PLAN

1.General
(a)Establishment of the Plan. ATLAS FINANCIAL HOLDINGS, INC., a Cayman Islands exempted company (“the Company”), has established the ATLAS FINANCIAL HOLDINGS, INC. 2022 EQUITY INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan will become effective on the date on which the Plan is approved by the shareholders of the Company (the “Effective Date”), which approval must occur within the period ending 12 months after the date the Plan is adopted by the Board of Directors of the Company (the “Board”). In addition, no Award will be granted under the Plan (or, in the case of share options or share appreciation rights, no Award granted under the Plan will be exercised) and no Performance Units will be settled before the Effective Date.
(b)Successor to 2013 Plan. The Plan is intended as the successor to the Atlas Financial Holdings, Inc. 2013 Equity Incentive Plan, as amended (the “2013 Plan”). From and after the Effective Date, no further awards will be made under the 2013 Plan; provided, however, awards made under the 2013 Plan before the Effective Date will continue in effect and subject to the terms of the 2013 Plan.
2.Purposes of the Plan.
The Plan is designed to:
(a)    promote the long-term financial interests and growth of the Company and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel of the Company and other Eligible Individuals.
(b)    motivate management personnel by means of strategic objective related incentives to achieve long-range goals; and
(c)    further the alignment of interests of Participants with those of the shareholders of the Company through opportunities for increased share or share-based ownership in the Company.
To accomplish these purposes, the Administrator may grant share options, share appreciation rights, share awards, share units, Performance Shares, Performance Units, and Other Share-Based Awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.
3.Terminology.
Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.
4.Administration.
(a)Administration of the Plan. The Plan shall be administered by the Administrator.
(b)Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purposes and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan, to:
(i)determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii)determine the types of Awards to be granted to any Eligible Individual;
(iii)determine the number of Common Shares to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;
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(iv)determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any Common Shares, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of Common Shares, (D) the timing, terms and conditions of the vesting, exercisability or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or Common Shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;
(v)subject to Sections 10(c) and 15, modify, amend or adjust the terms and conditions of any Award, including but not limited to, any such modification, amendment or substitution that results in repricing of the Award which may be made without prior shareholder approval;
(vi)accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, Total and Permanent Disability, or a Change in Control, no such change, waiver or acceleration to any Award that is considered “deferred compensation” within the meaning of Section 409A or Section 457A of the Code if the effect of such action is inconsistent with Section 409A or Section 457A of the Code;
(vii)determine whether an Award will be paid or settled in cash, Common Shares, or in any combination thereof and whether, to what extent and under what circumstances cash or Common Shares payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii)for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;
(ix)establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator, in its sole discretion, deems necessary or advisable;
(x)determine the Fair Market Value of Common Shares or other property for any purpose under the Plan or any Award;
(xi)administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with the Plan or an Award;
(xii)establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii)correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and
(xiv)otherwise administer the Plan and all Awards granted under the Plan.
(c)Delegation of Administrative Authority. The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by Applicable Laws and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act, to the extent applicable.
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(d)Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(e)Limited Liability; Advisors. To the maximum extent permitted by Applicable Laws, no member of the Administrator, nor any director, officer, employee or representative of the Company shall be liable for any action taken or decision made in good faith relating to the Plan or any Award. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and the officers and directors the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f)Indemnification. To the maximum extent permitted by Applicable Laws, by the Company’s bylaws or other governing documents, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of the Company or an Affiliate shall be indemnified by the Company against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.
(g)Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including the Company, any Participants and any other employee, or director of the Company and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of the Company shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.
5.Shares Issuable Pursuant to Awards.
(a)Initial Share Pool. As of the Effective Date, the aggregate number of Common Shares that may be issued pursuant to Awards shall equal 3,000,000 Common Shares (the “Share Pool”).
(b)Adjustments to Share Pool. On and after the Effective Date, subject to any adjustments to be made pursuant to Section 10 of the Plan, the Share Pool shall be:
(i)increased automatically, without further action of the Board, on January 1st of each calendar year commencing after the Effective Date and ending on (and including) January 1, 2032, by a number of Common Shares equal to the lesser of (A) two percent (2%) of the aggregate number of Common Shares outstanding on December 31st of the immediately preceding calendar year, excluding for this purpose any such outstanding Common Shares that were granted under this Plan and remain unvested and subject to forfeiture as of the relevant December 31st, or (B) a lesser number of Common Shares determined by the Board or Compensation Committee prior to the relevant January 1st;
(ii)reduced, on the date of grant, by one share for each Common Share made subject to an Award granted under the Plan;
(iii)increased, on the relevant date, by the number of unissued Common Shares underlying or used as a reference measure for any Award or portion of an Award granted under the Plan or the 2013 Plan, which is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of Common Shares used as a reference measure for any Award, which are not issued upon settlement of such Award either due to a net settlement or otherwise;
(iv)increased, on the forfeiture date, by the number of Common Shares that are forfeited back to the Company after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award granted under the Plan or the 2013 Plan;
(v)increased, on the exercise date, by the number of Common Shares withheld by, or surrendered (either actually or through attestation) to, the Company in payment of the exercise price of any Award granted under the Plan or the 2013 Plan; and
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(vi)increased, on the relevant date, by the number of Common Shares withheld by or surrendered (either actually or through attestation) to the Company in payment of the Tax Withholding Obligation that arises in connection with any Award granted under the Plan or the 2013 Plan.
(c)ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of Common Shares that may be issued pursuant to share options granted under the Plan that are intended to qualify as Incentive Share Options within the meaning of Section 422 of the Code shall be equal to 9,000,000 Common Shares.
(d)Source of Shares. The Common Shares with respect to which Awards may be made under the Plan shall be shares authorized for issuance under the Governing Documents but unissued, or issued and reacquired and held in treasury.
6.Participation.
Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for the Company or an Affiliate; provided, however, that such Awards shall not become vested or exercisable and no shares shall be issued to such individual prior to the date the individual first commences performance of such services.

7.Awards.
(a)Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by the Company and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b)Share Options.
(i)Grants. A share option means a right to purchase a specified number of Common Shares from the Company at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Share Options or Nonqualified Options; provided, however, that Awards of Incentive Share Options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of the Company, and any other Eligible Individuals who are eligible to receive Incentive Share Options under the provisions of Section 422 of the Code. No share option shall be an Incentive Share Option unless so designated by the Administrator at the time of grant and in the applicable Award Agreement.
(ii)Exercise. Share options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of share options may not have a term in excess of ten years’ duration unless required otherwise by Applicable Laws.
(iii)Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent share options are not vested and exercisable, a Participant’s share options shall be forfeited upon his or her Termination of Service.
(iv)Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of share options, provided they are not inconsistent with the Plan.
(c)Limitation on Reload Options. The Administrator shall not grant share options under this Plan that contain a reload or replenishment feature pursuant to which a new share option would be granted automatically upon receipt of delivery of Common Shares to the Company in payment of the exercise price or any Tax Withholding Obligation under any other share option.
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(d)Share Appreciation Rights.
(i)Grants. The Administrator may from time to time grant to Eligible Individuals Awards of share appreciation rights. A share appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Shares over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the share appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem share option to which the share appreciation right is related, or with respect to share appreciation rights that are granted in substitution of similar types of awards of a company acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or shares, or otherwise), such base price as is necessary to preserve the intrinsic value of such awards.
(ii)Exercise. Share appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that share appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by Applicable Laws. The applicable Award Agreement shall specify whether payment by the Company of the amount receivable upon any exercise of a share appreciation right is to be made in cash or Common Shares or a combination of both or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the share appreciation right. If upon the exercise of a share appreciation right a Participant is to receive a portion of such payment in Common Shares, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Shares on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(iii)Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent share appreciation rights are not vested and exercisable, a Participant’s share appreciation rights shall be forfeited upon his or her Termination of Service.
(iv)Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of share appreciation rights, provided they are not inconsistent with the Plan.
(e)Share Awards.
(i)Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Shares or Restricted Shares (collectively, “Share Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as the Administrator shall determine. Share Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii)Vesting. Restricted Shares shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Shares.
(iii)Rights of a Shareholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder of Common Shares including, without limitation, the right to vote Restricted Shares. Cash dividends declared payable on Common Shares shall be paid, with respect to outstanding Restricted Shares, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted Common Shares having a Fair Market Value equal to the amount of such dividends, or may be reinvested in additional Restricted Share as determined by the Administrator; provided, however, that dividends declared payable on a Restricted Share that is granted as a Performance Award shall be held by the Company and made subject to forfeiture at least until achievement of the applicable Performance Goal(s) related to such Restricted Share. Shares distributed in connection with a share split or share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Common Shares or other property has been
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distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Shares lapse, the Company shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by the Company.
(iv)Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Shares and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Shares.
(v)Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Shares, provided they are not inconsistent with the Plan.
(f)Share Units.
(i)Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted share Units or Restricted Share Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by Applicable Laws, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Share Units represent a contractual obligation by the Company to deliver a number of Common Shares, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of Common Shares and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii)Vesting and Payment. Restricted Share Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Common Shares, cash or a combination of Common Shares and cash, as applicable, payable in settlement of Restricted Share Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by the Company, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A or Section 457A of the Code.
(iii)No Rights of a Shareholder; Dividend Equivalents. Until Common Shares are issued to the Participant in settlement of share Units, the Participant shall not have any rights of a shareholder of the Company with respect to the share Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on share Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on share Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal(s) related to such share Units.
(iv)Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Common Shares or cash to which such Restricted Share Units relate, all Restricted Share Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Share Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Share Units.
(v)Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of share Units, provided they are not inconsistent with the Plan.
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(g)Performance Shares and Performance Units.
(i)Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to Common Shares or Units that are expressed in terms of Common Shares, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Share, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or Common Shares or a combination of both or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii)Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to any objective standards in a manner consistent with the Company’s or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Metrics for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any share dividend, share split, combination or exchange of share occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; (18) items relating to gains or unusual or nonrecurring events or changes in Applicable Laws, accounting principles or business conditions, or (19) or any other items selected by the Administrator. Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A or Section 457A of the Code.
(iii)Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.
(h)Other Share-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Share-Based Awards. Other Share-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a share option or share appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Share equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Shares as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Share-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal(s) related to such Other Share-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.
(i)Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a
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payroll maintained in the United States, or who are otherwise subject to (or could cause the Company or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to Applicable Laws or to foster and promote achievement of the purposes of the Plan.
(j)Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Shares at the time of any dividend payment, and the payment of Common Shares with respect to dividends to Participants holding Awards of share Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of share Units equal in number to the Common Shares that would have been obtained by such payment or reinvestment, the terms of which share Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further share Units on the terms contemplated by this Section 7(j).
8.Withholding of Taxes.
Participants and holders of Awards shall pay to the Company or its Affiliate or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of the Company under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with Common Shares, including unrestricted outstanding shares surrendered to the Company and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation—Share Compensation, for equity-classified awards) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. The Company or its Affiliate may deduct, to the extent permitted by Applicable Laws, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.
9.Transferability of Awards.
(a)General Nontransferability Absent Administrator Permission. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Share Option or a tandem share appreciation right granted with respect to an Incentive Share Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the Common Shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any the Company share ownership or retention policy, now or hereafter existing, that may apply to the Participant or Common Shares received under an Award.
(b)Administrator Discretion to Permit Transfers Other Than For Value. Except as otherwise restricted by Applicable Laws, the Administrator may, but need not, permit an Award, other than an Incentive Share Option or a tandem share appreciation right granted with respect to an Incentive Share Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.
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10.Adjustments for Corporate Transactions and Other Events.
(a)Mandatory Adjustments. In the event of a merger, amalgamation, consolidation, share rights offering, share exchange or similar event affecting the Company (each, a “Corporate Event”) or a share dividend, share split, reverse share split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, recapitalization, capital reduction distribution, or similar event affecting the capital structure of the Company (each, a “Share Change”) that occurs at any time after the Effective Date (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of Common Shares or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of Common Shares or other securities that may be issued with respect to Incentive Share Options granted under the Plan, (iv) the number of Common Shares or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b)Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which shareholders of the Company receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a share option or share appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Common Share pursuant to such Corporate Event over the exercise price or base price of such share option or share appreciation right shall conclusively be deemed valid and that any share option or share appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each Common Share pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Common Shares subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).
(c)Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other the Company filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company or the applicable subsidiary, business segment or other operational unit of the Company or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.
(d)Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A or Section 457A of the Code shall be made in compliance with the requirements of Section 409A or Section 457A of the Code; (B) any adjustments made pursuant to this Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A or Section 457A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A or Section 457A of the Code or (2) comply with the requirements of Section 409A or Section 457A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A or Section 457A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to this Section 10 to Awards that are Incentive Share Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e)Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of the Company.
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11.Change in Control Provisions.
(a)Termination of Awards. Notwithstanding the provisions of Section 11(b), if any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i)    the outstanding Awards of share options and share appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii)    the outstanding Restricted Shares the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
(iii)    the outstanding Restricted Shares the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;
(iv)    the outstanding Restricted Share Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or Common Shares (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A or Section 457A of the Code; and
(v)    the outstanding Restricted Share Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or Common Shares (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.
(b)Continuation, Assumption or Substitution of Awards. The Administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.
(c)Other Permitted Actions. If any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(d) Section 409A or Section 457A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A or Section 457A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A or Section 457A of the Code.
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12.Substitution of Awards in Mergers and Acquisitions.
Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, or directors of entities who become employees, officers, or directors of the Company or a Subsidiary as the result of a merger, amalgamation or consolidation of the entity for which they perform services with the Company or a Subsidiary, or the acquisition by the Company of the assets or shares of such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, amalgamation, consolidation or acquisition transaction. To the extent permitted by Applicable Laws and stock exchange rules, any available shares under a shareholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.
13.Compliance with Securities Laws; Listing and Registration.
(a)    The obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Share under the Plan is or may be unlawful under Applicable Laws, the right to exercise an Award or receive Common Shares pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Shares under the Plan would or may violate the rules of any exchange on which the Company’s securities are then listed for trade, the right to exercise an Award or receive Common Shares pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any Applicable Law and stock exchange rule, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b)    Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any Applicable Law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Share, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)    In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Shares so acquired in violation of Applicable Laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Shares in compliance with Applicable Laws.
14.Section 409A and Section 457A Compliance.
It is the intention of the Company that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A or Section 457A of the Code shall comply in all respects with the requirements of Section 409A or Section 457A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither the Company nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, Common Shares or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A or Section 457A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a
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separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, Common Shares or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by the Company and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation Section 1.409A-3(j)(4).
15.Plan Duration; Amendment and Discontinuance.
(a)Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (i) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Common Shares approved for issuance under the Plan remain available to be granted under new Awards or (ii) April 26, 2032. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before the tenth anniversary of the Effective Date or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
(b)Amendment and Discontinuance of the Plan. The Board or Compensation Committee may amend, alter or discontinue the Plan; provided, however, that, if required to comply with Applicable Laws or stock exchange rules, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. No amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except if such an amendment is made to comply with Applicable Laws and stock exchange rules or to prevent adverse tax or accounting consequences to the Company or the Participant. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)Amendment of Awards. The Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except if such an amendment is made to cause the Plan or Award to comply with Applicable Laws and stock exchange rules or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.
16.General Provisions.
(a)Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of the Company or any Affiliate or shall interfere in any way with the right of the Company or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Participant’s employer or that the Participant has an employment relationship with the Company.
(b)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other
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person. To the extent that any Participant or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(c)Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (i) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of the Company or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (ii) any agreement between (A) the Company or any Affiliate and (B) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d)Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, the Company may, if the Administrator so directs, issue or transfer the Common Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the Common Shares to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All Common Shares underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to the Company.
(e)Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Illinois and the Governing Documents, except as otherwise set forth herein, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.
(f)Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g)Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which the Company may recover from current and former Participants any amounts paid or Common Shares issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by Applicable Laws and stock exchange rules, as determined by the Administrator in its sole discretion.
17.Glossary.
Under this Plan, except where the context otherwise indicates, the following definitions apply:
“2013 Plan” has the meaning ascribed to it in Section 1(b).
“Administrator” means the Compensation Committee, or such other committee(s) of director(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) of director(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of three or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent
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required by Applicable Laws, provided that, with respect to Awards made to a member of the Board who is not an employee of the Company, Administrator means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company or any successor to the Company. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
“Applicable Laws” means (i) the laws of the Cayman Islands as they relate to the Company and its Common Shares; (ii) the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders; and (iii) the rules of any applicable securities exchange, of any jurisdiction (state, federal, and foreign (non-United States)) applicable to Awards granted to residents therein.
“Award” means any share option, share appreciation right, share award, share unit, Performance Share, Performance Unit, and/or Other Share-Based Award, granted under this Plan or the 2013 Plan.
“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, evidencing the grant of, and memorializing the terms and conditions of, an Award granted pursuant to the Plan, and which shall incorporate the terms of the Plan.
“Board” has the meaning ascribed to it in Section 1(a).
“Cause” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement (i) the Participant’s plea of guilty or nolo contendere to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company, any of its Affiliates or a successor to the Company or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for the Company, any of its Subsidiaries or a successor to the Company or a Subsidiary; (ii) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to the Company, any of its Subsidiaries or a successor to the Company or a Subsidiary, in any material respect; or (iii) the Participant’s failure, in any material respect, to (A) perform the Participant’s employment duties, (B) comply with the applicable policies of the Company, or of its Subsidiaries, or a successor to the Company or a Subsidiary, or (C) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (iii) and the Participant shall have 30 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.
“Change in Control” means the first of the following to occur: (i) a Change in Ownership of the Company, (ii) a Change in Effective Control of the Company, or (iii) a Change in the Ownership of Assets of the Company, as described herein and construed in accordance with Code Section 409A.
    (i)    A “Change in Ownership of the Company” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of the Company that, together with the shares held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of the Company. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional shares by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of the Company or to cause a Change in Effective Control of the Company (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its shares in exchange for property will be treated as an acquisition of shares.
    (ii)    A “Change in Effective Control of the Company” shall occur on the date either (A) a majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during
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the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of shares of the Company possessing 50% or more of the total voting power of the shares of the Company.
    (iii)    A “Change in the Ownership of Assets of the Company” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
The following rules of construction apply in interpreting the definition of Change in Control:
    (A)    A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter, initial purchaser or placement agent temporarily holding the shares of the Company pursuant to a registered public offering.
    (B)    Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the corporation. If a Person owns shares in both corporations that enter into a merger, consolidation, purchase or acquisition of shares, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own shares of the same corporation at the same time, or as a result of the same public offering.
    (C)    A Change in Control shall not include a transfer to a related person as described in Code Section 409A or a public offering of share capital of the Company.
    (D)    For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine share ownership. Shares underlying a vested share option are considered owned by the individual who holds the vested share option (and the shares underlying an unvested share option are not considered owned by the individual who holds the unvested share option). For purposes of the preceding sentence, however, if a vested share option is exercisable for shares that are not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the shares underlying the share option are not treated as owned by the individual who holds the share option.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.
“Common Shares” means ordinary fully paid shares of the capital of the Company, par value of $0.003 per share.
“Company” means the Company and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company means only the Company.
“Compensation Committee” means the Compensation Committee of the Board.
“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Share, share Units or other property equal in value to dividends paid with respect to a specified number of Common Shares.
“Effective Date” has the meaning ascribed to it in Section 1(a).
“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, the Company or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from the Company or a Subsidiary.
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“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.
“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:
(i)    if the principal market for the Common Shares (as determined by the Administrator if the Common Shares are listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, unless otherwise determined by the Administrator, the official closing price per Common Share for the regular market session on that date on the principal exchange or market on which the Common Shares are then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(ii)    if the principal market for the Common Shares is not a national securities exchange or an established securities market, but the Common Shares are quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Shares on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or
(iii)    if the Common Shares are neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Shares conducted by a nationally recognized appraisal firm selected by the Administrator.
Notwithstanding the foregoing, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
“Full Value Award” means an Award that results in the Company transferring the full value of a Common Share under the Award, whether or not an actual share is issued. Full Value Awards shall include, but are not limited to, share awards, share units, Performance Shares, Performance Units that are payable in Common Shares, and Other Share-Based Awards for which the Company transfers the full value of Common Shares under the Award, but shall not include Dividend Equivalents.
“Governing Documents” means the Company’s amended and restated memorandum and articles of association or other governing documents as amended or supplemented from time to time.
“Incentive Share Option” means any share option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the share option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.
“Nonqualified Option” means any share option that is not an Incentive Share Option.
“Other Share-Based Award” means an Award of Common Shares or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, Common Shares, including without limitation Dividend Equivalents and convertible debentures.
“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.
“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.
“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.
“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
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“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
(i)    Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or share-based compensation expense;
(ii)    Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
(iii)    Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
(iv)    Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
(v)    Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); and/or
(vi)    Share Price and Equity Metrics: any derivative of return on shareholders’ equity; total shareholder return; share price; share price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes).
“Performance Shares” means a grant of share or share Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.
“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.
“Plan” means this Atlas Financial Holdings, Inc. 2022 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.
“Restricted Share” means an Award of Common Shares to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).
“Restricted Share Unit” means a right granted to a Participant to receive Common Shares or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period.
“Subsidiary” means any corporation or other entity in an unbroken chain of companies, corporations or other entities beginning with the Company if each of the companies, corporations or other entities, or group of commonly controlled companies, corporations or other entities, other than the last company, corporation or other entity in the unbroken chain then owns shares, stock or other equity interests possessing 50% or more of the total combined voting power of all classes of shares, stock or other equity interests in one of the other companies, corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would
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constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code , a “Subsidiary” of a corporation or other entity means all other entities with which such company, corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.
“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by Applicable Law to be withheld in respect of Awards.
“Termination of Service” means the termination of the Participant’s employment, or performance of services for, the Company and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” means a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with the Company and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with the Company and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for the Company or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with the Company or any Subsidiary.
“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: share units, Restricted Share Units, Performance Units, and Performance Shares that are expressed in terms of Common Shares.

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